UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
THIRD POINT REINSURANCE LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
April 27, 2020
Dear Shareholder:
We cordially invite you to attend Third Point Reinsurance Ltd.’s 2020 Annual General Meeting of Shareholders. The meeting will be held on Friday, June 12, 2020, at 10:00 a.m., Atlantic Daylight Time, at the offices of the Company, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.
Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.
Your vote is important. At the meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.
Thank you for your support of Third Point Reinsurance Ltd.
Sincerely,

/s/ Joshua L. Targoff

Joshua L. Targoff
Chairman of the Board

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2020

To Our Shareholders:

The 2020 Annual General Meeting (the “Annual General Meeting”) of Third Point Reinsurance Ltd. (the “Company”) will be held at 10:00 a.m., Atlantic Daylight Time, on Friday, June 12, 2020, at the offices of the Company, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, and at any adjournments or postponements thereof. The Annual General Meeting is called for the following purposes:

1.	To elect one Class I director to serve for a term expiring in 2023, or until her office shall otherwise be vacated pursuant to the Company’s Bye-laws.

2.	To elect certain individuals as Designated Company Directors (as defined in this Proxy Statement) of certain of our non-U.S. subsidiaries, as required by our Bye-laws.

3.
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2021, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

In addition, we will consider any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof.
Our audited financial statements as of, and for the year ended, December 31, 2019, as approved by our Board of Directors, will be presented at the Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Company’s Bye-laws.
You are entitled to vote at the Annual General Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on April 8, 2020 (the “Record Date”).
Your vote is very important. Whether or not you plan to attend the meeting in person, please vote by submitting your proxy or voting instructions using one of the voting methods described in the accompanying materials to ensure that your shares are represented at the Annual General Meeting. We encourage you to take advantage of our telephone or internet voting options. Please note that submitting a proxy using either of these methods will not prevent you from attending the Annual General Meeting and voting in person.
We will rely on the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rules that permit us to electronically deliver proxy materials to some or all of our shareholders. These rules allow us to provide our shareholders with the information they need while lowering our printing and mailing costs, reducing the impact on the environment and more efficiently complying with our obligations under the federal securities laws. On or about April 27, 2020, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access our Proxy Statement and Annual Report and vote online or how to request a paper copy of the Proxy Statement and Annual Report, if desired. Shareholders who receive that notice will not receive a Proxy Card by mail unless they request one by following the instructions contained in the notice received, or below in the accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on Friday, June 12, 2020: Third Point Reinsurance Ltd.’s Proxy Statement and 2019 Annual Report to Shareholders are available at: www.thirdpointre.com/investors/financial-information/financial-reports.

This Proxy Statement and the accompanying Proxy Card, Notice of Annual General Meeting of Shareholders, and the 2019 Annual Report to Shareholders (the “Annual Report”) were filed with the SEC on April 27, 2020 and a Notice of Internet Availability of Proxy Materials was first mailed on or about April 27, 2020 to shareholders of record on the Record Date.

By Order of the Board of Directors, /s/ Janice R. Weidenborner Janice R. Weidenborner Executive Vice President, Group General Counsel and Secretary

i

Corporate Governance Guidelines and Code of Business Conduct and Ethics	17
Environmental and Social Responsibility	17
Director Nominating Process and Diversity	18
Communications with the Board of Directors	20
Executive Sessions	20
Outside Advisors	20
Attendance at Annual General Meeting	20
Compensation Committee Interlocks and Insider Participation	20
Section 16(a) Beneficial Ownership Reporting Compliance	21
Report of the Audit Committee	21
Fees Paid to Ernst & Young Ltd.	22
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor	22
EXECUTIVE COMPENSATION	23
Compensation Discussion and Analysis	23
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2019 Table	38
Outstanding Equity Awards at Fiscal Year-End 2019	42
Potential Payments Upon Termination or Change in Control	43
Compensation of Directors for Fiscal Year 2019	48
Compensation Risk Assessment	49
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	52
Policies and Procedures for Related Person Transactions	52
Related Person Transactions	53
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS	61
PROPOSAL NO. 1 ELECTION OF DIRECTOR	62
PROPOSAL NO. 2 ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES	63
PROPOSAL NO. 3 APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR	64
HOUSEHOLDING OF PROXY MATERIALS	65
OTHER MATTERS	65
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	65
PROXY CARD	67

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL GENERAL MEETING

Q:    Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Third Point Reinsurance Ltd. of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a shareholder of the Company as of the close of business on the Record Date, our Board of Directors has made this Proxy Statement and Proxy Card available to you on the internet, in addition to delivering printed versions of this Proxy Statement and Proxy Card to certain shareholders by mail. This Proxy Statement provides notice of the Annual General Meeting, describes the three proposals presented for shareholder action and includes information required to be disclosed to shareholders.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the internet to our shareholders by delivering a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the Proxy Statement and Annual Report over the internet at www.envisionreports.com/TPRE. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice. Shareholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the internet at www.envisionreports.com/TPRE.

Q:    How do I get electronic access to the proxy materials?

A:
If you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www-us.computershare.com/Investor and sign up, or while voting via the internet click the box to give your consent.  If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and internet access charges, that must be borne by the shareholder.

Q:    What proposals will be voted on at the Annual General Meeting?

A:	There are three proposals scheduled to be voted on at the Annual General Meeting:

•	To elect one Class I director to serve for a term expiring in 2023, or until her office shall otherwise be vacated pursuant to our Bye-laws;

•	To elect certain individuals as Designated Company Directors of certain of our non-U.S. subsidiaries, as required by our Bye-laws; and

•
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2021, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    What is the Board of Directors’ voting recommendation?

A:	The Company’s Board of Directors recommends that you vote your shares:

•	“FOR” the election of the nominee to the Board of Directors;

•	“FOR” the election of the Designated Company Directors; and

•
“FOR” the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve until the annual general meeting to be held in 2021, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    Who is entitled to vote?

A:
All shares owned by you as of the Record Date, which is the close of business on April 8, 2020, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below. You may cast one vote per common share that you held on the Record Date. These shares include shares that are:

•	held directly in your name as the shareholder of record; and

•	held for you as the beneficial owner through a broker, bank or other nominee.
Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the Record Date.
On the Record Date, the Company had approximately 94,881,229 common shares outstanding, including 2,315,172 restricted shares.
Q:    Will I be entitled to vote all of my shares at the Annual General Meeting?

A:
If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. Person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board of Directors of the Company is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person. The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board of Directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.

Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of the Company or to vote in person at the Annual General Meeting. You may vote on the internet or by telephone, or by mail if you received a Proxy Card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”.
Beneficial Owner. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual General Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the Annual General Meeting. If you do not wish to vote in person or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by proxy by completing, signing and returning the proxy card or over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”.

Q:    How can I vote my shares in person at the Annual General Meeting?

A:
Shareholder of Record. Shares held directly in your name as the shareholder of record may be voted in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring proof of identification, such as a driver’s license or passport. Even if you plan to attend the Annual General Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual General Meeting.

Beneficial Owner. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    What must I do if I want to attend the Annual General Meeting in person?

A:
Attendance at the Annual General Meeting is limited to individuals who were shareholders as of the Record Date. Registration and seating will begin at 9:45 a.m., Atlantic Daylight Time, on the date of the Annual General Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual General Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, phones, recording devices and other electronic devices will not be permitted at the Annual General Meeting.

Q:    How can I vote my shares without attending the Annual General Meeting?

A:
Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the Annual General Meeting by voting in one of the following manners:

•
Internet. Go to the website listed on your proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;

•	Telephone. Dial the number listed on your proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or

•	Mail. Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

If you vote on the internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 5:00 p.m., Atlantic Daylight Time, on June 11, 2020.

Q:    What is the quorum requirement for the Annual General Meeting?

A:
A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting, two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Q:    What happens if I do not give specific voting instructions?

A:
Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

Beneficial Owner. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Q:    Which proposals are considered “routine” or “non-routine”?

A:
The appointment of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2021, and the authorization of the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3. The election of a director, and the election of the Designated Company Directors (Proposal Nos. 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos.1 and 2.

Q:    What is the voting requirement to approve each of the proposals?

A:
One Class I director has been nominated for election at the Annual General Meeting to hold office until the 2023 annual general meeting or until her office shall otherwise be vacated pursuant to our Bye-laws (Proposal No. 1). The director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the nominee who receives the largest number of “for” votes cast will be elected as a director. Abstentions and broker non-votes will have no effect on this proposal.

In accordance with Bermuda law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposal Nos. 2 and 3 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “for” Proposal Nos. 2 and 3 they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on Proposal No.2, and no broker non-votes are expected to exist in connection with Proposal No.3.

Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    Who will count the votes?

A:	A representative of Computershare will tabulate the votes and act as the inspector of election.

Q:    Can I revoke my proxy or change my vote?

A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the internet or by telephone; or

•	attending the Annual General Meeting and voting in person.

Please note that your attendance at the Annual General Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual General Meeting only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    Who will bear the cost of soliciting votes for the Annual General Meeting?

A:
The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of its common shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has retained Georgeson LLC to assist in the solicitation of proxies for a customary fee plus reasonable expenses.

Q:    Is my vote confidential?

A:
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, the Company’s independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except: (i) where disclosure is required by applicable law; (ii) where disclosure of your vote is expressly requested by you; or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

Q:    How can I obtain a copy of Third Point Reinsurance Ltd.’s Annual Report on Form 10-K?

A:
The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, is available to shareholders free of charge on Third Point Reinsurance Ltd.’s website at www.thirdpointre.com or by writing to Third Point Reinsurance Ltd., Investor Relations, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda or via email at investor.relations@thirdpointre.bm. The Company’s 2019 Annual Report to Shareholders, which includes such Form 10-K, accompanies this Proxy Statement.

Q:    Where can I find the voting results of the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will announce preliminary voting results at the Annual General Meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
PROXY STATEMENT
The Board of Directors (the “Board of Directors” or “Board”) of Third Point Reinsurance Ltd. (the “Company”, “Third Point Re”, “we”, “us”, or “our”) is soliciting your proxy to vote at the 2020 Annual General Meeting of Shareholders to be held on June 12, 2020, at 10:00 a.m., Atlantic Daylight Time, and any adjournments or postponements of that meeting. The Annual General Meeting will be held at the offices of the Company, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. A Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying Proxy Card, Notice of 2020 Annual General Meeting of Shareholders, and the 2019 Annual Report to Shareholders, were first mailed on or about April 27, 2020, to shareholders of record as of April 8, 2020 (the “Record Date”).
EXPLANATORY NOTES
Unless the context otherwise indicates or requires, as used in this Proxy Statement references to “Third Point Re”, “we”, “us”, “our”, and the “Company”, refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Re (USA) Holdings, Inc. as “TPRUSA”. We also refer to Third Point Enhanced LP as “TP Fund”.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the Company’s shareholders. The Board of Directors’ mission is to maximize long-term shareholder value. The Board of Directors establishes the Company’s overall corporate policies, evaluates the Company’s Chief Executive Officer and the senior leadership team and acts as an advisor and counselor to senior management. The Board of Directors also oversees the Company’s business strategy and planning, as well as the performance of management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board of Directors. The biographical information for our executive officers is provided below. The ages of our executive officers are as of April 8, 2020.

Daniel V. Malloy, 60. Mr. Malloy is the Chief Executive Officer of the Company and has served in this position since May 2019. Mr. Malloy has also served as Chief Executive Officer of Third Point Re BDA since August 2017 and as Chief Underwriting Officer of Third Point Re BDA since May 2019. Prior to this, Mr. Malloy served as the Executive Vice President, Underwriting of Third Point Re BDA from January 2012. Prior to joining the Company, Mr. Malloy worked at Aon Benfield from 2003 where he co-led the Specialty Lines practice groups, which were responsible for providing clients and brokers with primary and reinsurance market updates, peer analytics, new product ideas, growth initiatives and placement assistance. Specialty Lines include the casualty, professional liability, surety, workers’ compensation, property risk, environmental, structured reinsurance and MGA practices. Mr. Malloy has over 35 years of reinsurance experience including 10 years of structured reinsurance underwriting. Before joining Aon Benfield, he was President and a board member of Stockton Reinsurance Ltd. in Bermuda (1998 - 2003). His experience with structured reinsurance began when he served as President of Centre Re Bermuda (1993 - 1998). Mr. Malloy began his reinsurance career in 1981 working as a reinsurance broker for Sedgwick Re for 12 years. Mr. Malloy holds a Bachelor of Arts Degree in Biology from Dartmouth College.

Christopher S. Coleman, 46. Mr. Coleman is the Chief Financial Officer and has served in this position since November 2014. Mr. Coleman has also served as Chief Operating Officer of Third Point Re BDA since February 2019. From April 2013 to November 2014 Mr. Coleman was the Chief Accounting Officer of the Company. Prior to joining the Company, Mr. Coleman was the Chief Financial Officer of Alterra Bermuda Limited, the principal operating subsidiary of Alterra Capital Holdings Limited (“Alterra”) from May 2010. Prior to Max Capital Group Ltd.’s acquisition of Harbor Point Limited to form Alterra in May 2010, Mr. Coleman was the Senior Vice President, Chief Accounting Officer of Harbor Point Limited. Mr. Coleman joined Harbor Point Limited in March 2006. From 2002 to 2006, Mr. Coleman worked for PricewaterhouseCoopers in Bermuda as a Senior Manager within the audit and advisory practice specializing in clients in the insurance and reinsurance industry. Mr. Coleman started his career with Arthur Andersen in 1995 working in the Hartford office before relocating to the Bermuda office in 2001. Mr. Coleman holds a Bachelor of Science Degree in Accounting from Central Connecticut State University. Mr. Coleman is a Certified Public Accountant and a Chartered Professional Accountant and is a member of the American Institute of Certified Public Accountants and the Institute of Chartered Professional Accountants of Bermuda.

Justin J. Brenden, 36. Mr. Brenden is the Chief Reserving Actuary of the Company, and has served in this position since November 2018. From February 2015 to November 2018, Mr. Brenden was the Chief Reserving Actuary of Third Point Re BDA. Prior to joining the Company in June 2012, Mr. Brenden was an Actuarial Manager for Ernst & Young LLP (2005 - 2012) in their New York office. During his time at Ernst & Young, LLP, he specialized in loss reserving for reinsurance and insurance companies with a focus on the Bermuda reinsurance market. Mr. Brenden holds a Bachelor of Business Administration Degree in Actuarial Science, Risk Management, and Finance from the University of Wisconsin - Madison. He holds the credentials of Fellow of the Casualty Actuarial Society (US), Fellow of the Institute and Faculty of Actuaries (UK), and Member of the American Academy of Actuaries.

Nicholas J. D. Campbell, 51. Mr. Campbell is the Chief Risk Officer of the Company, and has served in this position since November 2014. Mr. Campbell has also served as Executive Vice President, Underwriting of Third Point Re BDA since May 2017. From December 2013 to May 2017, Mr. Campbell was Senior Vice President, Underwriting of Third Point Re BDA. Prior to joining the Company, Mr. Campbell was the Chief Risk Officer of Endurance Specialty Holdings Ltd. (2012 - 2013) and Senior Vice President, Head of Specialty Treaty Reinsurance of Endurance Specialty Insurance Ltd. (2009 - 2012). Mr. Campbell held several roles in the reinsurance industry prior to this including Senior Vice President and Chief Actuary with ACE Capital Re International Ltd. (2003 - 2004), Vice President and Actuary with Centre Solutions Bermuda (1999 - 2003) and Actuarial Consultant with Towers Perrin in the UK (1994 - 1999). Mr. Campbell holds a Master of Arts degree in Mathematics from Cambridge University. Mr. Campbell is a Fellow of the Institute of Actuaries and a Member of the American Academy of Actuaries.

David E. Govrin, 56. Mr. Govrin is the President of Third Point Re USA, and has served in this position since May 2019. Mr. Govrin has also served as Head of Business Development for the Company since February 2019. Prior to joining the Company, Mr. Govrin was a Vice President at Berkshire Hathaway’s Reinsurance Group for seven years and a key member of the underwriting team. Immediately prior to joining Berkshire, Mr. Govrin founded Hudson Insurance Capital Partners, a specialty insurance focused private equity fund of approximately $200 million, and Sierra Re Advisors, a boutique reinsurance intermediary. Mr. Govrin has an extensive background in both traditional and structured insurance and reinsurance and banking. Prior to forming Sierra Re Advisors (2006), Mr. Govrin spent the majority of his reinsurance career at Goldman Sachs (1997 - 2002) and Guy Carpenter (1989 - 1997), in addition to Citigroup and Ritchie Capital Management. Prior to entering the reinsurance business (1989), Mr. Govrin spent three years in fixed income at Dean Witter Reynolds and was a commercial credit analyst at Horizon Bank. Mr. Govrin holds a Bachelor of Science in finance/real estate from the University of Denver and a Master of Business Administration in Finance from NYU’s Stern School of Business.

Yan Leclerc, 42. Mr. Leclerc is the Chief Accounting Officer of the Company and has served in this position since March 2017. From May 2014 to March 2017, Mr. Leclerc was the Financial Controller of the Company.  Prior to joining the Company, Mr. Leclerc was Assistant Controller at Renaissance Re (2013 - 2014). Mr. Leclerc held various positions at Alterra Bermuda Limited including Financial Controller and Assistant Controller (2010 - 2013), and at Harbor Point Re Limited, including Vice President and Assistant Controller (2006 - 2010).  Mr. Leclerc started his career at Grant Thornton in Quebec, Canada before moving to Bermuda with PricewaterhouseCoopers (2004).  Mr. Leclerc holds a Bachelor of Administration in Accounting from Laval University. Mr. Leclerc is a Chartered Professional Accountant and is a member of the Chartered Professional Accountants of Bermuda and the Chartered Professional Accountants of Quebec, Canada.

Janice R. Weidenborner, 55. Ms. Weidenborner is the Executive Vice President, Group General Counsel of the Company and has served in this position since January 2016. Ms. Weidenborner has also served as Secretary of the Company and Third Point Re BDA since February 2016 and Head of Human Resources since April 2019. Prior to joining the Company, Ms. Weidenborner was General Counsel for the Ariel Re group of companies (2013 - 2015). Ms. Weidenborner has held senior legal counsel positions in both Bermuda and the U.S., with a significant focus of her practice on insurance and reinsurance, and general corporate and transactional matters. Ms. Weidenborner held various roles at the ACE Group (1987 - 2012), and its predecessor companies, including Senior Vice President, Associate General Counsel and Regional Compliance Officer of ACE Bermuda Insurance Ltd., Associate General Counsel of ACE Tempest Reinsurance Ltd., and General Counsel of ACE Financial Solutions International. Ms. Weidenborner began her career in New York as an Airline Underwriter for CIGNA Property and Casualty, and after obtaining a Graduate Degree in Finance, she served as a Senior Financial Analyst for CIGNA. Ms. Weidenborner holds a Bachelor of Science in Aviation Management from Embry Riddle Aeronautical University, a Master of Business Administration in Finance from Fordham University and a Juris Doctor Degree from Rutgers University.

Board Structure

The size of the Board of Directors may be fixed from time to time by our Board as provided in our Bye-laws. Our Board of Directors has set the size of our Board at a maximum of eleven directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. One Class I director will be elected at this year’s Annual General Meeting. The Class I director elected at the Annual General Meeting will serve until the annual general meeting of shareholders held in 2023 until such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal. Having served as directors of the Company since its inception, Steven E. Fass and Mary R. Hennessy have decided not to stand for re-election at the Company’s 2020 Annual General Meeting.

Director Appointments

Third Point Re was incorporated on October 6, 2011. On December 22, 2011, KIA TP Holdings, L.P. and KEP TP Holdings, L.P., which are affiliates of Kelso & Company (collectively, “Kelso”) and Pine Brook LVR, L.P., an affiliate of Pine Brook Road Partners, LLC (collectively, “Pine Brook”, together with Kelso, the “Lead Investors” and each individually, a “Lead Investor”), Dowling Capital Partners I, L.P., an affiliate of Dowling Capital Management, LLC (collectively, “Dowling”), P RE Opportunities Ltd. (“PROL”), Third Point LLC, Daniel S. Loeb and affiliates associated with Mr. Loeb and John R. Berger (collectively, the “Founders”), together with certain members of management, committed $533.0 million to capitalize Third Point Re.

Pursuant to the Company’s existing Bye-laws, so long as a Lead Investor holds shares representing at least 25% of the total number of shares held by such Lead Investor as of December 22, 2011, such Lead Investor shall have the right to appoint one Class III director to the Board of Directors at each annual general meeting at which the term of such Lead Investor’s appointee expires, and to fill any vacancies caused by such appointee’s resignation or otherwise.

Kelso waived its appointment rights under the Bye-laws in December 2017. Neither Kelso nor Pine Brook owns the requisite number of shares required in relation to such appointment rights. Therefore, neither Lead Investor’s appointment rights under the Bye-laws are currently in effect.

The Company’s Bye-laws also require Kelso, Daniel S. Loeb and Pine Brook to consent to a variety of significant corporate actions before they are taken and guarantee each of the Lead Investors (or their designees) certain rights related to inclusion on Committees of the Board of Directors. In addition, Daniel S. Loeb, Kelso, Pine Brook and PROL each has the right to appoint one of its representatives to attend Board of Directors’ meetings in an observer capacity so long as such rights holder holds shares in the Company.

In accordance with the Company’s Bye-laws, to fill the vacancies created upon the resignations of Messrs. J. Robert Bredahl and Neil McConachie, the Board appointed Mr. Daniel V. Malloy as a Class II Director and Mr. Siddhartha
Sankaran as a Class III Director in August 2019. In November 2019, the Board appointed Mr. Joseph L. Dowling III to serve as a Class III Director. Messrs. Dowling, Malloy and Sankaran are not up for re-election at our Annual General Meeting.

Continuing Directors

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2021 (Class II) or the annual general meeting to be held in 2022 (Class III) are listed below. The ages of the continuing directors are as of April 8, 2020.

Joseph L. Dowling III, 55 (Class III). Mr. Dowling has served as a director of the Company since November 2019. Mr. Dowling is currently Brown University's Chief Executive Officer of the Investment Office responsible for the University's $4.4 billion endowment and 21-member investment office. Mr. Dowling was the interim Chief Financial Officer at Brown University from July 2019 - January 2020. Prior to joining Brown, he was Founder and Chief Executive Officer of Narragansett Asset Management LLC (1998 - 2006), which managed funds for institutions, pension funds and endowments. Mr. Dowling is a Trustee of the Harbor Funds and is a director of Integrated Electrical Services, Inc. and a Director and Treasurer of the U.S. Lacrosse Foundation. His prior work experience includes the First Boston Corporation, Tudor Investments and Oracle Partners, L.P. Mr. Dowling holds a Bachelor of Arts with Honors from Harvard College and a Master of Business Administration from Harvard Business School.
The Board of Directors has concluded that Mr. Dowling should continue to serve as a director because of his extensive experience in leading and managing significant investment portfolios.

Rafe de la Gueronniere, 67 (Class III). Mr. de la Gueronniere has served as a director of the Company since November 2013. Mr. de la Gueronniere was Vice Chairman and Co-Founder of New Providence Asset Management (founded in 2003). Prior to co-founding New Providence Asset Management, Mr. de la Gueronniere was a Principal at the Mariner Investment Group, Chairman of the Discount Corporation of New York, and a Member of the Management Committee and Board at Paine Webber, Inc. Mr. de la Gueronniere began his career at J.P. Morgan & Co. where he was a Senior Vice President responsible for the fixed income and precious metals businesses. Mr. de la Gueronniere was a member of the Investment Committee of the John D. and Catherine T. MacArthur Foundation. He formerly served as a Trustee and Investment Committee Chair for both the Taft School and the Far Hills Country Day School and was a longstanding member of the U.S. Treasury Debt Management Advisory Committee. He has more than 40 years of experience in fixed income, equity investing, foreign exchange, and the precious metals business. Mr. de la Gueronniere holds a Bachelor of Arts Degree in English from Brown University.
The Board of Directors has concluded that Mr. de la Gueronniere should continue to serve as a director because, through his experience in the investment and banking industries gained over a career spanning more than 40 years, he brings to our Board his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading.
Daniel V. Malloy, 60 (Class II). Mr. Malloy has served as a director of the Company since August 2019. Mr. Malloy is the Chief Executive Officer of the Company and has served in this position since May 2019. Mr. Malloy has also served as Chief Executive Officer of Third Point Re BDA since August 2017. From March 2017 to August 2017, Mr. Malloy was the Chief Underwriting Officer of Third Point Re BDA. Prior to this, Mr. Malloy served as the Executive Vice President, Underwriting of Third Point Re BDA from January 2012. Prior to joining the Company, Mr. Malloy worked at Aon Benfield from 2003 where he co-led the Specialty Lines practice groups, which were responsible for providing clients and brokers with primary and reinsurance market updates, peer analytics, new product ideas, growth initiatives and placement assistance. Specialty Lines include the casualty, professional liability, surety, workers’ compensation, property risk, environmental, structured reinsurance and MGA practices. Mr. Malloy has over 35 years of reinsurance experience including 10 years of structured reinsurance underwriting. Before joining Aon Benfield, he was President and a board member of Stockton Reinsurance Ltd. in Bermuda (1998 - 2003). His experience with structured reinsurance began when he served as President of Centre Re Bermuda (1993 - 1998). Mr. Malloy began his reinsurance career in 1981 working as a reinsurance broker for Sedgwick Re for 12 years. Mr. Malloy holds a Bachelor of Arts Degree in Biology from Dartmouth College.
The Board of Directors has concluded that Mr. Malloy should continue to serve as a director because through his experience in the property and casualty insurance industry gained over 35 years, the majority of which was spent in executive positions at leading reinsurance companies, he brings to our Board extensive leadership, underwriting, management and business development skills. The combination of this experience with his broad understanding of the Company and market make him uniquely suited to serve as a director.
Mark Parkin, 69 (Class II). Mr. Parkin has served as a director of the Company since November 2013. Mr. Parkin was employed by Deloitte & Touche LLP (and its predecessor Touche Ross & Co.) for 37 years with 26 years as a Partner of the firm serving audit clients who were primarily operating in the insurance industry. Mr. Parkin served as the Managing Partner of Deloitte & Touche LLP’s Insurance Audit and Enterprise Risk Services practice (2009 - 2012), and as its Insurance Industry Professional Practice Director (2006 - 2008). Mr. Parkin was the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force. Mr. Parkin holds a Bachelor of Arts Degree in English and a Master of Accounting Science Degree from the University of Illinois. He is a Certified Public Accountant.
The Board of Directors has concluded that Mr. Parkin should continue to serve as a director because through his extensive experience as a senior partner of a top audit firm serving the insurance industry and additionally as the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and as a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force, he brings to our Board experience in accounting, finance and management which make him well suited to continue to serve as a director and as the Chairman of our Audit Committee.
Siddhartha Sankaran, 42 (Class III). Mr. Sankaran has served as a director of the Company since August 2019. Mr. Sankaran is currently Chief Financial Officer of Oscar Health. He previously served as Chief Financial Officer of American International Group, Inc. ("AIG") (2016 - 2018). Prior to that, he spent five years as AIG’s Chief Risk Officer. Before joining AIG, Mr. Sankaran was a partner in the finance and risk practice at Oliver Wyman Financial Services. Mr. Sankaran holds a Bachelor of Mathematics Degree with a major in Actuarial Science graduating with distinction from the University of Waterloo.
The Board of Directors has concluded that Mr. Sankaran should continue to serve as a director because, through his industry experience and service to many other companies, including AIG, he brings a diverse set of skills, breadth of knowledge and valuable financial and risk management experience to our Board.
Joshua L. Targoff, 50 (Class II). Mr. Targoff was appointed Chairman in February 2018 and has served as a director of the Company since December 2011. Mr. Targoff is currently a Partner of Third Point LLC where he serves as General Counsel (since 2008) and Chief Operating Officer (since 2009). Prior to joining Third Point LLC, Mr. Targoff served in the legal department of Jefferies & Company, Inc. (2003 - 2008) where he was most recently the General Counsel of Investment Banking. Mr. Targoff was previously an associate in the law firm of Debevoise & Plimpton LLP (1996 to 2003). He serves as a director of Third Point Offshore Investors Limited, Third Point Offshore Fund,

Ltd. and Third Point Ultra Ltd. Mr. Targoff holds a Bachelor of Arts Degree in Political Science from Brown University and a Juris Doctor Degree from Yale Law School.
The Board of Directors has concluded that Mr. Targoff should continue to serve as a director because through his legal qualifications and experience as the General Counsel of Investment Banking for Jefferies & Company, Inc., and as a Partner and the General Counsel and Chief Operating Officer of Third Point LLC, he brings to our Board experience in investment management, legal and regulatory matters, corporate governance, risk management and business development.
Information Regarding the Nominees for Election to the Board of Directors

Qualifications

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Governance and Nominating Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the Board based on their business and professional experience, judgment, diversity, age, skill and background. Directors are expected to make a significant time commitment to the Company.

SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE
Skills and Experience	Joshua L. Targoff	Rafe de la Gueronniere	Joseph L. Dowling III	Gretchen A. Hayes	Daniel V. Malloy	Siddhartha Sankaran	Mark Parkin
Board of Director Experience	✓	✓	✓	✓	✓	✓	✓
Corporate Governance Experience	✓	✓	✓	✓	✓	✓	✓
Reinsurance Industry Experience				✓	✓	✓	✓
CEO/Business Head	✓	✓	✓	✓	✓
Risk Management Experience	✓	✓	✓	✓		✓	✓
Financial Literacy/Accounting Experience	✓		✓		✓	✓	✓
Regulatory/Government Experience	✓				✓	✓	✓
Financial Services Experience	✓	✓	✓	✓	✓	✓	✓
International/Global Business Experience	✓	✓	✓	✓	✓	✓	✓
Investment Experience	✓	✓	✓			✓
Set forth below is biographical information concerning the nominee standing for re-election at the Annual General Meeting. Following the biographical information for the nominee is a description of the nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board that includes the nominee constitutes a board with integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The age of the nominee is as of April 8, 2020.

Gretchen A. Hayes, 64 (Class I). Ms. Hayes has served as a director of the Company since May 2018.  Ms. Hayes is a venture partner with Sandbox Insurtech Ventures, a venture capital fund that invests in InsurTech innovation and provides related strategic advantages to its investors. Previously, with Guy Carpenter’s Strategic Advisory Group (2013 - 2016), Ms. Hayes served as Managing Director and developed and led the firm's InsurTech investment and partnership strategy.  Earlier, over a 25-year career with AIG, Ms. Hayes held a variety of operational and executive leadership positions, including President of AIG’s Strategic Relationship Group, which led growth strategies for AIG's largest global clients, President of the Global Trade Credit Division, and Chief Diversity Officer. Ms. Hayes holds a Bachelor of Arts Degree in English and Economics from the University of the Pacific.

The Board of Directors has concluded that Ms. Hayes should continue to serve as a director because, through her extensive and varied experience in the insurance industry, she brings significant underwriting, technology, operational, business development, and leadership skills to our Board.

Director Independence

Under the NYSE listing standards, in order to consider a director independent, the board of directors must affirmatively determine that he or she has no material relationship with the company. The standards specify the criteria for determining whether directors are independent and contain guidelines for directors and their immediate family members with respect to employment or affiliation with the company or the independent registered public accounting firm serving as its independent auditor.
The Board of Directors undertook its annual review of director independence in April 2020. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Joseph L. Dowling III, Steven E. Fass, Gretchen A. Hayes, Mary R. Hennessy, Siddhartha Sankaran and Mark Parkin are “independent” as defined in the federal securities laws and applicable NYSE rules. The standards for determining director independence are specified in Schedule A to our Corporate Governance Guidelines, available on the Company’s website at www.thirdpointre.com/investors/corporate-governance/governance-documents. Mr. Steven E. Fass and Ms. Mary R. Hennessy, both Class I directors, have decided not to stand for re-election and therefore their term will end as of the date of the 2020 Annual General Meeting.
The Company’s Audit, Compensation, and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this Proxy Statement for further information.
Board of Directors’ Meetings and Attendance

The Board of Directors held six board meetings and twenty-four Committee meetings during 2019. All Directors attended at least 98% of the total of all the meetings of the Board of Directors and Committee members attended 97% of the total of all meetings of the Committees on which they served during 2019.
Board Leadership Structure

The Board of Directors believes that its practice of having separate offices of Chairman and Chief Executive Officer, a majority of independent directors and Audit, Compensation and Governance and Nominating Committees composed exclusively of independent directors provides an effective and appropriate leadership structure for the Company.

The Company’s Corporate Governance Guidelines provide that a Chairman be elected by the Board from among its members to preside at all meetings of the Board, or otherwise as in accordance with the Company’s Bye-laws. The Board does not have a policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interest of the Company at a given point in time. At this time, the Board of Directors separates the roles of Chairman and the Chief Executive Officer.

In February 2018, the Board concluded that it was in the best interest of the shareholders to appoint Mr. Joshua L. Targoff to serve as Chairman, given his significant business and investment experience, and focus on identifying strategic priorities and key business issues that impact all of the Company’s stakeholders. Mr. Targoff was appointed Chairman on February 28, 2018. Mr. Targoff also serves as a partner, Chief Operating Officer and General Counsel to Third Point LLC. Given the appointment of a non-independent director as Chairman, the Board determined it was in the best interest of the Company to appoint a Lead Independent Director. Mr. Steven E. Fass has served as Lead Independent Director since February 28, 2018. Mr. Fass has decided that he will not stand for re-election and therefore his term will end as of the date of the 2020 Annual General Meeting, he will no longer serve as the Lead Independent Director and his term will end. Mr. Siddhartha Sankaran has been appointed to serve as Lead Independent Director following the Annual General Meeting.
Through the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company’s Chairman, Mr. Targoff, and the Company’s Chief Executive Officer, Mr. Malloy. Given the oversight and objectivity of the independent directors and the appointment of a Lead Independent Director, the Board believes that it has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors consists of a majority of independent directors. In addition, the independence of the Company’s governance structure is strengthened because each of its Governance and Nominating, Compensation and Audit Committees is comprised exclusively of independent directors as of the date of this Proxy Statement. These Committees provide additional independent oversight of management. The independent directors’ review Mr. Malloy’s performance in his capacity as Chief Executive Officer.
The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board of Directors intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so.
Board and Board Committee Performance Evaluations
In accordance with the Company’s Corporate Governance Guidelines, the Board conducted an independent third-party evaluation of its performance in 2019, the results of which were then presented to the Board at an executive session and reviewed by the Governance and Nominating Committee.
The performance in 2019 of each of the Audit Committee, Compensation Committee, Risk and Capital Management Committee, Governance and Nominating Committee, Underwriting Committee, and Investment Committee was considered as part of the independent third-party evaluation, the results of which were considered as part of the evaluation of each committee’s self-evaluation.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Risk and Capital Management Committee, Investment Committee and Executive Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation, and Governance and Nominating Committees consists exclusively of members who qualify as independent directors. A description of each Board Committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this Proxy Statement. Prior to February 27, 2020, the Company also had an Underwriting Committee, which was disbanded as of February 27, 2020 at the determination of the Board of Directors, with its responsibilities absorbed by the Board of Directors.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee has the responsibility for, among other things, assisting the Board of Directors in reviewing: our financial reporting and other internal control processes; our financial statements; the independent auditor’s qualifications, independence and performance; the performance of our internal audit function; and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
The Audit Committee held four meetings during 2019. The members of Audit Committee currently are Mark Parkin (Chairman), Steven E. Fass, Mary R. Hennessy, and Siddhartha Sankaran. Each of the members of the Audit Committee, qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.
All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules. The Board also has determined that each of Steven E. Fass, Mary R. Hennessy, Mark Parkin, and Siddhartha Sankaran qualifies as an “Audit Committee financial expert” as defined by SEC rules. Please refer to the “Continuing Directors” section of this Proxy Statement for Mark Parkin and Siddhartha Sankaran’s relevant experience. Mr. Fass and Ms. Hennessy will not stand for re-election at this Annual General Meeting and will no longer serve on the Audit Committee following the Annual General Meeting. Ms. Hayes will join the Audit Committee following the Annual General Meeting.
Compensation Committee

Our Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and consultants, overseeing the administration of our employee benefit plans, authorizing and administering restricted share grants and other incentive arrangements and reviewing and approving employment and related agreements of our executive officers and Directors.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.
The Compensation Committee held four meetings during 2019. The members of the Committee currently are Steven E. Fass , Gretchen A. Hayes (Chairman), Mary R. Hennessy, and Mark Parkin. Each of the members of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE. Mr. Fass and Ms. Hennessy will not stand for re-election at this Annual General Meeting and will no longer serve on the Compensation Committee following the Annual General Meeting. Mr. Dowling will join the Compensation Committee following the Annual General Meeting.
Governance and Nominating Committee

Our Governance and Nominating Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates for election to our Board of Directors, reviewing the composition of the Board and its Committees, developing and recommending to the Board corporate governance guidelines that are applicable to us, and overseeing Board evaluations.

The Governance and Nominating Committee held four meetings during 2019. The members of the Governance and Nominating Committee currently are Steven E. Fass, Mary R. Hennessy (Chairman), and Mark Parkin. Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE. Mr. Fass and Ms. Hennessy will not stand for re-election at this Annual General Meeting and will no longer serve on the Governance and Nominating Committee following the Annual General Meeting. Mr. Dowling and Ms. Hayes will join the Governance and Nominating Committee following the Annual General Meeting, with Mr. Dowling serving as the Chairman.

Investment Committee

Our Investment Committee (formerly the Investment and Finance Committee) is responsible for overseeing the management of the Company’s investment portfolio and reviewing the performance of Third Point LLC, or any successor investment manager(s). The Investment Committee held four meetings during 2019. The members of the Investment Committee currently are Rafe de la Gueronniere (Chairman), Joseph L. Dowling III, and Siddhartha Sankaran.

Risk and Capital Management Committee

Our Risk and Capital Management Committee (formerly the Risk and Compliance Committee) is responsible for overseeing our risk appetite and risk management framework as well as our financial and capital markets strategies, including existing and proposed strategies. The Risk and Capital Management Committee held four meetings during 2019. The members of the Risk and Capital Management Committee currently are Rafe de la Gueronniere, Mary Hennessy, Mark Parkin, and Siddhartha Sankaran (Chairman). Ms. Hennessy will not stand for re-election at this Annual General Meeting and will no longer serve on the Risk and Capital Management Committee following the Annual General Meeting.

Executive Committee

Our Executive Committee is responsible for providing ongoing oversight of Company matters in the intervals between Board meetings and considering matters requiring approval at short notice in the intervals between Board meetings where it is not possible to convene a meeting of the Board. The Executive Committee did not meet during 2019. The members of the Executive Committee currently are Steven E. Fass, Mary R. Hennessy, Daniel V. Malloy and Joshua L. Targoff (Chairman). Mr. Fass and Ms. Hennessy will not stand for re-election at this Annual General Meeting and will no longer serve on the Executive Committee following the Annual General Meeting. Mr. Sankaran will join the Executive Committee following the Annual General Meeting.

Committees of the Board of Directors - Post Annual General Meeting

Assuming election of the Board nominee, the following sets out the persons who will constitute the Company’s Board of Directors following the Annual General Meeting, including their expected Committee assignments:

Name	Audit	Compensation	Executive	Governance and Nominating	Investment	Risk and Capital Management
Joseph L. Dowling III		✓		Chairman	✓
Rafe de la Gueronniere					Chairman	✓
Gretchen A. Hayes	✓	Chairman		✓
Daniel V. Malloy			✓
Mark Parkin	Chairman	✓		✓		✓
Siddhartha Sankaran*	✓		✓		✓	Chairman
Joshua L. Targoff**			Chairman
* Lead Independent Director
** Chairman of the Board

Committee Charters

The charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee are available on our website www.thirdpointre.com/investors/corporate-governance/governance-documents and may also be obtained upon request without charge by writing to the Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. The committee charters are reviewed at least annually and each Committee recommends any proposed changes to the Board for approval.
Risk Management and Oversight

Our Board of Directors oversees our risk management process, including the Company-wide approach to risk management carried out by our management. Our Board of Directors determines the appropriate levels of risk for the

Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board of Directors maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas.
In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.
The Audit Committee plays a key role in the Board of Directors’ exercise of its risk oversight function. The Audit Committee is primarily responsible for overseeing matters involving the Company’s financial and operational risks, and the guidelines, policies and processes for managing such risks, including internal controls. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management’s assessment of the Company’s internal control over financial reporting, reviewing the results of regulatory examinations, and receiving quarterly reports on legal and regulatory matters. Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee. The Company utilizes a third party to perform the Company’s internal audit function. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.
The Risk and Capital Management Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.
Our Governance and Nominating Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors. As of the date of this Proxy Statement, seven of the nine directors of the Company qualify as independent, representing 78% of the total Board. Following the Annual General Meeting, assuming election of the director nominee, five of seven directors will qualify as independent, representing 71% of the total.
Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its Committees.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines which set forth a flexible framework within which our Board, assisted by our Board Committees, directs the affairs of the Company. These guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board Committees and selection of new directors.
We have a Code of Business Conduct and Ethics that applies to our Board of Directors and all of our employees including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.
The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
We will disclose any amendments to these governance documents or any waivers of their requirements on our website.
Environmental and Social Responsibility
Third Point Re values each of our employees and remains committed to ensuring that a respectful workplace and environment is maintained.  In addition to workplace respect, we expect employees to exhibit respect for our local and global environment.  While our operations do not have a large physical footprint, we recognize that even the smallest measures contribute to minimizing our environmental impact and maximizing the sustainability of our business.  In furtherance of these commitments, Third Point Re introduced a Respectful Workplace Policy in 2018 to enhance the integration of environmental and social matters into our overall governance framework.  This policy incorporates the Company’s ethos on environmental and social responsibilities in areas such as diversity and inclusion, human and labor rights, health and safety, and business sustainability, while reinforcing other topics under the banner of respect in the workplace, to work in conjunction with our Code of Business Conduct and Ethics.
We believe it is important to be an engaged member of the communities in which we live and work and that corporate social responsibility is good for our communities, employees and business. Our charitable program serves several purposes including providing support to the communities in which we operate, providing support for employee’s philanthropic interests through a gift-matching program and making positive change though our community service initiatives. Our core areas of focus for charitable initiatives are:

•Environmental sustainability;
•Access to education; and
•Mental health advocacy.

Director Nominating Process and Diversity

The Board of Directors is responsible for nominating candidates for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors’ recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.

Pursuant to the Company’s Bye-laws, the Board of Directors has the power to appoint any person as a director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any director, or as a result of an increase in the size of the Board, subject to the Lead Investors’ right to appoint a director to fill a vacancy created by the applicable Lead Investor’s designated director. Our Board of Directors is currently comprised of nine directors. Due to Mr. Steven E. Fass and Ms. Mary R. Hennessy decision not to stand for re-election at the 2020 Annual General Meeting there will be seven members on our Board of Directors immediately following the Annual General Meeting. The current terms of the Class II and Class III directors expire at the annual general meetings to be held in 2021 and 2022 respectively.

The Governance and Nominating Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, and other differentiating characteristics, are an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, board candidates are selected based upon various criteria including business and professional experience, judgment, diversity, age, skill, background, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Governance and Nominating Committee and Board of Directors review all of these factors, including gender, race and cultural diversity, in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors’ meetings and applicable Committee meetings, and the Company’s annual general meetings of shareholders.

Candidates Nominated by Shareholders

The Governance and Nominating Committee will also consider nominees recommended by shareholders. In order to submit shareholder proposals for the 2021 annual general meeting of shareholders for inclusion in the Company’s proxy statement, the proposals must comply with all of the requirements of SEC Rule 14a-8. Pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than December 28, 2020.
The Company’s Bye-laws establish an advance notice procedure for shareholders to nominate candidates for election as directors or to bring other business before an annual general meeting of shareholders, however, unless these proposals are also provided to the Company in accordance with SEC Rule 14a-8, such proposals will not be included in the proxy statement for the meeting. Any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than February 12, 2021, and no later than March 14, 2021.
The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to, or mailed and received by, us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. Nominations received will include the following for consideration:

•	the name and address of the shareholder who intends to make the nomination and the name and address of the person(s) to be nominated or the nature of the business to be proposed;

•
a representation that the shareholder is a holder of record of our common shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) or to introduce the business specified in the notice;

•
if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination is to be made by the shareholder;

•
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, or the matter had been proposed, or intended to be proposed, by the Board of Directors;

•	if applicable, the consent of each nominee to serve as a director if elected; and

•	such other information that the Board of Directors may request in its discretion.

For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations, shareholders should refer to the Company’s Bye-laws.
No candidates for director nominations were submitted by any shareholder in connection with the 2020 Annual General Meeting.

Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) in care of the Secretary at Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

The Audit Committee of the Board of Directors has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, or auditing matters. Details of the hotline are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.

Executive Sessions

The rules of the NYSE require the non-management directors of the Company to regularly meet in executive session without management, and the Company complies with these requirements. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (to the extent such director is an “independent director”) or the lead director, as applicable, shall act as chair at such meetings. Mr. Steven E. Fass, Lead Independent Director acted as chair at such meetings. Our independent directors met separately from the other directors in executive session during 2019. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, see “Communications with the Board of Directors” above.

Outside Advisors

Our Board of Directors and each of its Committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors. In 2019, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) to provide advice on executive compensation matters. In connection with Mercer’s retention, the Compensation Committee conducted an assessment of potential conflicts of interest, considering various factors including the six factors mandated by the NYSE rules, and no conflicts of interest relating to its services have been identified. See “Role of the Compensation Committee” in the Compensation Discussion & Analysis for more information regarding the services provided by Mercer. Mercer provided no additional services to the Company or its affiliates during 2019.

Attendance at Annual General Meeting

We do not have a formal policy regarding attendance by members of our Board of Directors at our annual general meetings. However, directors are expected to attend all annual general meetings of shareholders. All members of our Board of Directors attended our Annual General Meeting in 2019, other than Mr. J. Robert Bredahl. Given current travel restrictions as a result of the COVID-19 pandemic, members of our Board of Directors may attend the Annual General Meeting telephonically.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Gretchen A. Hayes (Chairman), Steven E. Fass, Mary R. Hennessy and Mark Parkin. None of the members of our Compensation Committee are an officer or employee of our Company. None of our executive officers serve, or in the past year have served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s directors, executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors, executive officers, and 10% owners, the Company believes that all such filing requirements were met during 2019.

Report of the Audit Committee

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of Ernst & Young Ltd., our independent auditor, for the purpose of preparing or issuing an audit report. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934. All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting and expressing an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Ernst & Young Ltd., the independent registered public accounting firm appointed as the Company’s independent auditor, regarding the fair and complete presentation of the Company’s financial statements.

The Audit Committee reviewed and discussed with Ernst & Young Ltd. the matters that are required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board (“PCAOB”), including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, all critical accounting policies and practices to be used, material alternative accounting treatments within generally accepted accounting principles discussed with management, the determination of audit tenure, and other material written communications between Ernst & Young Ltd. and management.  As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young Ltd.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed Ernst & Young Ltd.’s independence from the Company with Ernst & Young Ltd.  The Audit Committee also has considered whether Ernst & Young Ltd.’s provision of non-audit services to the Company is compatible with the auditor’s independence.   The Audit Committee has concluded that Ernst & Young Ltd. is independent from the Company and its management.

The Audit Committee annually reviews the performance and independence of Ernst & Young Ltd. in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated. The Audit Committee considers the advisability and potential impact of selecting a different independent registered public accounting firm and has concluded that the choice of Ernst & Young Ltd. as our independent auditor is in the best interest of the Company and its shareholders. The Audit Committee is involved in the lead audit partner selection process.
The Audit Committee met in 2019 with the Chief Financial Officer, and representatives of Ernst & Young Ltd., and the Company’s internal auditor, in regular and executive sessions to discuss the results of the applicable examinations, their evaluations of the design and operating effectiveness of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting and compliance programs.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.
The Audit Committee

Mark Parkin (Chairman)
Steven E. Fass
Mary R. Hennessy
Siddhartha Sankaran

Fees Paid to Ernst & Young Ltd.

The following table sets forth the aggregate fees charged to Third Point Re by Ernst & Young Ltd. for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2019 and 2018 and for other services rendered during 2019 and 2018 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

INDEPENDENT AUDITOR FEES
Fee Category	2019	2018
Audit Fees	$1,715,860	$1,754,800
Audit-Related Fees	544,278	165,237
Tax Fees	231,983	85,000
All Other Fees	3,465	—
Total Fees	$2,495,586	$2,005,037

Audit Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal controls over financial reporting.
Audit-Related Fees: Audit-related fees for 2019 primarily relates to fees paid in relation with transaction advisory services conducted by Ernst & Young Ltd. Fees paid for 2018 primarily relates to additional audit and related fees as a result of the change in the investment account structure in 2018, refer to Note 4, “Investments” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.
Tax Fees: Includes fees billed by Ernst & Young Ltd. for tax-related services in conjunction with our ongoing business operations.
All Other Fees: Includes fees billed by Ernst & Young Ltd. for access to their global online resource tool for accounting and auditing standards.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Securities Exchange Act of 1934 and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by Ernst &

Young Ltd. in 2019 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides information about the material elements of compensation paid or awarded to, or earned by, our “named executive officers”, also referred to as the “NEOs”, who consist of our principal executive officer, principal financial officer, and our three other most highly compensated executive officers, for fiscal year 2019 as follows:

•	Daniel V. Malloy, who has served as Chief Executive Officer of the Company from May 10, 2019; Chief Executive Officer of Third Point Re BDA.

•	Christopher S. Coleman, Chief Financial Officer of the Company; Chief Operating Officer of Third Point Re BDA.

•	Nicholas J. D. Campbell, Chief Risk Officer of the Company; Executive Vice President, Underwriting Third Point Re BDA.

•	David E. Govrin, who during 2019 served as President of TPRE USA from May 10, 2019, and as Executive Vice President Underwriting Third Point Re USA until May 10, 2019.

•
Janice R. Weidenborner, who during 2019 served as Executive Vice President, Group General Counsel and Secretary of the Company; and Executive Vice President, Group General Counsel and Secretary of Third Point Re BDA.

Our NEOs also include J. Robert Bredahl, who served as President and Chief Executive Officer of the Company until May 10, 2019; and Chief Executive Officer of Third Point Re USA until May 10, 2019.

Corporate Governance Highlights

Our compensation program ensures our robust corporate governance as it relates to compensation practices:

•
Share Ownership Guidelines. Our share ownership and retention guidelines require our executive officers and directors to satisfy meaningful share ownership requirements. These guidelines further align the interests of our executive officers and directors with those of our shareholders, as further described in “Other Compensation Practices and Policies” below.

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Double-Trigger Equity Vesting. Our long-term incentive awards granted in 2018 and future years will not vest or become payable in the event of a change in control unless there is an accompanying qualifying termination of the equity holder’s employment.

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Clawback Policy. Our clawback policy authorizes our Compensation Committee to recover gains from bonuses and performance-based equity awards in certain circumstances as further described in “Other Compensation Practices and Policies” below.

•
Prohibition on Hedging and Pledging. Our Trading Policy prohibits our employees and directors from engaging in hedging and pledging transactions. Exceptions to the pledging prohibition may be made with the approval of the Chief Executive Officer or General Counsel, or in the case of these executives, by the Audit Committee. See “Other Compensation Practices and Policies” below.

Compensation Philosophy and Objectives

In 2019, the Compensation Committee continued its executive compensation philosophy originally adopted in 2014 based on a Total Rewards Strategy. The Company’s Total Rewards Strategy approach to executive compensation is to offer compensation, reward and benefit programs that align with the following principles and objectives:

•	Allow the Company to attract and retain superior talent, as we believe that quality talent is integral to the Company’s ongoing success.

•
Deliver pay opportunities through a format that is comparable with those used at other companies operating in the reinsurance industry; rewards should consist of base salary, an annual incentive plan, a long-term incentive opportunity, perquisites and retirement, health and welfare benefits.

•
Support a high-performance environment by linking pay with performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors, therefore having most executive pay contingent on the actual results achieved.

•
Motivate superior performance and strengthen the connection between pay and results by developing compensation programs that reward success at the Company and on individual levels; the degree to which a person’s annual incentive award is influenced by individual (versus Company) performance is based on the person’s role and diminishes as he or she rises through the Company.

•
Provide a competitive total compensation opportunity; our total cash compensation (base plus bonus) should reflect market compensation levels and total direct compensation (base, bonus, and long-term incentives) will target above the 50th percentile, assuming that the individuals and the Company perform well and deliver value to shareholders.

•
Determine eligibility for variable pay (annual as well as long-term incentives) largely on competitive norms with exceptions being made from time to time in specific circumstances or for high-potential key employees.

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Support a long-term focus for officers and key contributors that aligns with the interests of shareholders; the long-term award providing such focus should appropriately balance retention and alignment needs based on relative level in the organization.

•	Encourage conversations about performance and development.

•
Integrate compensation and reward systems with performance management and career development programs to ensure that employees know what it takes to be successful at the Company and to help align performance goals at every level.

•	Provide market-competitive benefits and perquisites.

•	Provide clear information about pay practices; by communicating openly about pay, we can ensure that everyone understands the rewards program and has the tools they need to implement it effectively.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and compensation consultants, administering our employee benefit plans, authorizing and ratifying share option grants and other incentive arrangements, and authorizing employment and related agreements.
Our Chief Executive Officer meets from time to time with the Compensation Committee and makes compensation recommendations with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual incentives and long-term incentive awards, to the Compensation Committee for review, feedback and approval.
During 2019, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) to advise on a variety of executive compensation matters from time to time on an ad-hoc basis. As previously disclosed, the Compensation Committee engaged Mercer in 2018 to conduct a comprehensive review of the Company’s executive compensation structure and design, to better align the Company’s compensation program with market norms and shareholder interests. Changes to the Company’s compensation program design resulting from this analysis were implemented in 2019 as described below under “Elements of our Executive Compensation Program”.

As part of its engagement, Mercer developed a peer group of fifteen (15) global insurance and reinsurance companies (the "Peer Group") against which Mercer would gauge the compensation of the Company’s NEOs. The Peer Group, and findings by Mercer generally were used for compensation decisions in 2019. The companies identified as the Peer Group for 2019 compensation decisions are as follows, which list does not reflect subsequent merger and acquisition activity: Argo Group International Holdings Ltd., Aspen Insurance Holdings Ltd., EMC Insurance Group Inc., Enstar Group Limited, Global Indemnity Limited, Greenlight Capital Re Ltd., James River Group Holdings, Ltd., Maiden Holdings Ltd., National General Holdings Corp., Navigators Group Inc., ProAssurance Corporation, RenaissanceRe Holdings Ltd., RLI Corp., State Auto Financial Corporation, and White Mountains Insurance Group Ltd.
Mercer compared the compensation of the Company’s NEOs with those of the Peer Group, looking at base salary, annual incentives and long-term incentives as both individual elements of compensation, and in total. In addition, the Compensation Committee observed the mix of pay elements (fixed versus variable) for the NEOs individually and as a group. Based on these findings and a broader understanding of the competitive market for executive talent in the global insurance/reinsurance marketplace, the Compensation Committee determined that the total compensation of our NEOs was generally in line with the Peer Group and with our compensation philosophy. Based on Mercer’s recommendations in 2018, the Compensation Committee determined that it should shift a part of the incentive compensation for its NEOs from annual incentive pay to long-term incentives. The Compensation Committee further determined based on Mercer’s recommendations that in 2019 and 2020 some portion of the long-term incentives should be in the form of time vesting shares rather than all in performance-based shares, with more senior employees receiving a higher proportion of performance-based shares relative to time vesting shares.
Elements of our Executive Compensation Program

During 2019, the compensation program for our NEOs consisted primarily of salary, short-term incentive compensation, long-term incentive compensation and certain perquisites and retirement, health and welfare benefits.
Set forth below is a discussion of each of these elements of total compensation, the reason that we provide each element, and how that element fits into our overall compensation philosophy. Each element of the Total Rewards Strategy offers something unique to executives and incentivizes different desired behaviors and business results for the Company.
Base Salary

The primary function of base salary is to provide base compensation for executives’ ongoing performance of job responsibilities throughout the year.

•	Base pay reflects sustained individual performance, contribution, and relative value, as well as competitive market practice.

•	Base pay adjustments are neither guaranteed nor automatic. Base pay adjustments are intended to be clear performance messages and make meaningful distinctions for above-average performers.

•	Below-average performers do not receive increases and are subject to corrective action.

•	Average performers receive average or even below-average increases with consideration given to the incumbent’s position in the market or the established range.

•	Above-average performers receive above-average increases with consideration given to the incumbent’s position in the market or established range for the role.
The minimum base salary for each of our active NEOs is set pursuant to their individual employment agreements with the Company. Base salaries are reviewed on a periodic basis. With effect from May 10, 2019, in connection with Mr. Govrin’s promotion to President of TPRE USA, his base salary was increased from $500,000 to $550,000. The Compensation Committee did not approve any other changes to base salaries for our NEOs in 2019. The base salaries paid to each of our NEOs is reflected in the “Summary Compensation Table” under the “Salary” column.

On February 27, 2020, the Compensation Committee approved increases in the base salaries of Messrs. Malloy, Coleman and Campbell and Ms. Weidenborner to $850,000, $520,000, $505,000 and $455,000, respectively, effective April 1, 2020.
Long-Term Incentives

The purpose of long-term incentives is to align the interests of employees with shareholders through meaningful equity participation and long-term ownership. The program can generate significant payments when executives drive the Company to achieve long-term results.

•
Long-term incentives should help balance a short-term performance focus. Executives should be focused on fulfilling organizational long-term strategic objectives. By using long-term incentives, we encourage executives to balance their orientation and weight their decision-making given the respective award opportunities under each compensation plan.

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Long-term incentive awards should reflect market-competitive levels. Individual grants will vary based on individual performance, so that executives are motivated to not only drive toward superior long-term corporate performance but also demonstrate individual impact as well.

•
The mix of long-term incentives may vary by role/level in the Company to most appropriately balance retention needs with the need to drive long-term growth in shareholder value, based on the role’s /level’s ability to influence share price movement.

•	The Company may use a variety of equity vehicles from year to year to deliver long-term incentives.
Prior to our initial public offering, equity awards were granted under the Third Point Reinsurance Limited Share Incentive Plan (the “Share Incentive Plan”). Since that time, equity awards have been granted under our Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
All grants of equity awards are evidenced by an individual award agreement between the Company and the individual.
Long-Term Incentives Awarded in 2019
In 2019, the long-term incentive program provided for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives. All awards were made in the form of restricted shares, a portion of which vests based on continued service, and a portion of which vests subject to the achievement of performance goals tied to our combined ratio over a three-year calendar year period.
The Compensation Committee established the performance criteria for restricted shares subject to performance conditions granted in February 2019 to be based on a target combined ratio for the three-year performance period ending December 31, 2021. The combined ratio would be determined as defined and reported in our Annual Report on Form 10-K (“Combined Ratio”). Achievement of the target Combined Ratio for the three-year performance period will result in 100% target award vesting. Achievement of a Combined Ratio resulting in the maximum share award for the three-year performance period will result in 150% of target award vesting. A Combined Ratio at or above threshold for the three-year performance period will result in 0% award vesting. The Compensation Committee set the Combined Ratio as the performance goal because it believes that this metric will align with the Company’s focus on improving its Combined Ratio by writing higher margin business. The aforementioned changes do not impact the previously granted restricted shares with performance conditions.
To better align with practices of our Peer Group, the Compensation Committee approved the grant of time vesting shares, with no performance condition other than continued service, in February 2019 to each of our NEOs that would vest in equal annual installments on the first three anniversaries of the grant date. The last one-third of the restricted shares granted in February 2019 will fully vest on February 26, 2022.
Awards under our long-term incentive program were made in February 2019 and are reflected in the Grants of Plan-Based Awards for Fiscal Year 2019 table. The number of restricted shares granted to each of our NEOs (other than the former Chief Executive Officer) was determined by the Compensation Committee in consultation with our former Chief Executive Officer. Share awards are determined in relation to an individual’s performance and contributions to the Company’s operations and results, and with regard to the individual’s total compensation. Awards are not based on a scheduled allocation of shares. In determining the individual grant levels, the Compensation Committee considered the compensation of each of the NEOs as compared to comparable positions in the market survey data, individual performance factors and the recommendation of the Chief Executive Officer.
Long-Term Incentives Vesting Based on 2019 Performance
Performance-based restricted shares granted in 2017 and 2018 vest based on Underwriting Return Ratio (“URR”).  The URR applies to the underwriting results of our Property and Casualty reinsurance segment. It is a combined ratio calculation, modified to include general and administrative costs that are not customarily included in the combined ratio as well as investment income on the float generated by underwriting operations calculated using a fix investment return of 4%, as if that float had been invested in a medium-term, investment grade bond portfolio. For awards granted in 2017 and 2018, a URR of 102% will result in 100% target award vesting. A URR of 97% or better will result in 150% of target award vesting (100% of maximum award). A URR at or above 112% will result in 0% award vesting such that there is no payout at this threshold. URR is defined as (a) net premiums earned by our Property and Casualty segment minus adjusted underwriting expenses, plus a portion of our investment income as previously defined, divided by (b) such net premiums earned.
URR for the three-year performance period ending December 31, 2019, was 102.8%. As a result, 91.7% of the target award performance-based restricted shares granted in 2017 that vest based on URR achieved during such period was earned. As a result, Messrs. Malloy, Coleman, Campbell, Govrin, Ms. Weidenborner and Mr. Bredahl, have earned 120,258, 67,645, 37,581, 39,187, 30,065 and 56,371 respectively, of their performance-based restricted shares granted in 2017. The restricted shares earned vested on March 1, 2020.
Long-Term Incentives Awarded in 2020
For performance-based restricted shares granted in 2020, the Compensation Committee determined that Combined Ratio for the three-year performance period continues to be the appropriate performance metric. However, in light of our growing property and specialty catastrophe portfolios, the Compensation Committee added a “collar” to provide a minimum and maximum amount of catastrophe (“CAT”) losses that can be contributed to any one year’s Combined Ratio during the performance period. A minimum deemed amount of CAT losses will be included in each year’s Combined Ratio and any actual CAT losses above the maximum cap in a given year will be excluded from that year’s Combined Ratio. The intention of the collar is to mitigate a scenario where actual CAT losses in a single year could either unduly benefit or eliminate the full value of the relevant three-year performance period.  The introduction of a collar of this type encourages prudent risk taking while recognizing the inherent volatility of a CAT portfolio.
Annual Incentive Pay
The purpose of annual incentive pay is to reward performance during the year based upon the achievement of individual and business goals on an annual basis.

•
Annual incentive pay plans help employees understand how they contribute to business performance and help unite employees behind shared goals. Additionally, annual incentives directly support the Company’s high-performance environment by providing employees with clear opportunities for performance-based rewards.

•
Annual incentive pay helps focus employees on achieving the annual financial goals of the Company by paying rewards to the extent that goals are fulfilled. Performance metrics are set based on the measures the Compensation Committee determines are necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

•
The formula (described below) creates a bonus pool but not individual awards. The incentive bonus pool is allocated to NEOs by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each executive performed relative to his or her individual annual goals, and to the CEO based on the Compensation Committee’s evaluation of the performance of the CEO in light of previously established goals and objectives.

•
Short-term incentives also recognize how individuals have performed in terms of meeting the specific goals established for the year, which are above and beyond their regular job duties. Individual performance below expectations can reduce the calculated payment, whereas exceptional performance will increase the calculated payment, subject to the overall bonus pool.

All of our NEOs participated in our 2019 annual incentive plan (the “Annual Incentive Plan”). Each of our continuing NEOs is party to an employment agreement that provides for an annual discretionary bonus. Mr. Bredahl did not receive a bonus under the Annual Incentive Plan in respect of 2019 pursuant to the terms of his separation agreement.
Under the Annual Incentive Plan for 2019, the total incentive bonus pool was determined as follows: forty percent (40%) based on the Company’s Return on Average Equity (“ROAE”), and sixty percent (60%) based on the Company’s Combined Ratio. The size of the bonus pool contribution increases as the ROAE increases and as the Combined Ratio decreases. At target, the ROAE portion of the pool funds at 30% of salaries (60% at maximum). At target, the Combined Ratio portion of the pool funds at 45% of salaries (90% at maximum).  The maximum funding level of the bonus pool in the aggregate is 150% of salaries. No bonuses are payable with respect to the ROAE or Combined Ratio portions of the pool unless certain threshold levels are attained. ROAE is calculated as (i) after tax net income divided by (ii) average shareholder’s equity (which is the beginning equity plus the ending equity, divided by two, as adjusted for any capital events occurring during the year). The Compensation Committee considers and approves the total incentive bonus pool and NEO bonus allocations upon the recommendation of the Chief Executive Officer based on the individual’s position in the organization and how each executive has performed relative to his or her individual annual goals. The Compensation Committee considers and evaluates the performance of the CEO and determines the CEO’s bonus allocation in light of previously established goals and objectives.
The Company’s ROAE and Combined Ratio for 2019 were 15.3% and 103.2%, respectively, resulting in a bonus pool funded at the 125.6% of target level. The percentage funding of 125.6% of target level was determined based on the target bonus pool of 75% of paid salaries as a result of the Company’s ROAE of 15.3% and Combined Ratio of 103.2% for the year ended December 31, 2019. Each NEO had a target bonus percentage of salary for 2019 as follows, which were determined by the Compensation Committee based on seniority level, role within the Company, experience level and past performance: 100% for Mr. Malloy; 85% for Mr. Coleman; 75% for Mr. Campbell; 75% for Mr. Govrin; and 75% for Ms. Weidenborner.
The following chart details the Company’s 2019 bonus pool funding at threshold, target, and maximum levels as a percentage of paid salaries for each performance metric.  Bonus pool funding levels as a percentage of salaries for performance levels between threshold and target, and between target and maximum, are determined by straight line interpolation.  In determining the individual bonus payments for 2019, performance between threshold and maximum in respect of the ROAE and the Combined Ratio contributions resulted in funding 60% and 34.2%, respectively, of salaries. For NEOs, other than Mr. Bredahl, percentages are adjusted based on performance relative to various factors, including individual goals and objectives.

Performance Metric	Threshold(1)	Target	Maximum
ROAE - 40% contribution	2%	7%	13%
% of salaries	0%	30%	60%
Combined Ratio - 60% contribution	107%	102%	97%
% of salaries	0%	45%	90%
TOTAL	0%	75%	150%

(1)	ROAE below 2.0% would result in 0% salaries contribution to the bonus pool and Combined Ratio above 107.0% would result in 0% salaries contribution to the aggregate bonus pool.

The CEO recommended individual bonus payments for the continuing NEOs other than himself in 2019 based on his assessment of NEO performance. The following is a list of the material goals and objectives for 2019 considered by the Compensation Committee in making 2019 discretionary bonus determinations for our continuing NEOs, none of which were assigned any particular weighting:
Goals and objectives for Daniel V. Malloy:

•
As Chief Executive Officer of the Company, develop and execute corporate strategy and oversee all operations and business activities to ensure the Company’s results meet or exceed plan and are consistent with the overall strategy of the Company;

•	Assume the chief underwriting and key relationship management roles;

•	In collaboration with the Board of Directors and executive management, develop a high-quality business strategy that is aligned with the Company’s short-term and long-term objectives;

•	Lead and motivate the Company’s management team in their efforts to achieve Company goals; and

•	Develop new reinsurance opportunities and solutions that can be broadly applied to buyers of reinsurance and which further the Company’s achievement of underwriting profitability goals.

Goals and objectives for Christopher S. Coleman:

•	As Chief Financial Officer, manage the overall strategic objectives of the Company’s finance function;

•
Develop strategies related to capital management and financial structuring in furtherance of overall Company goals and drive financial initiatives related to all the Company’s strategic and important tactical decisions;

•	Support the underwriters by solving accounting, counter-party credit and collateral issues related to reinsurance transactions;

•	Assume the role of Chief Operating Officer for Third Point Re BDA (and Third Point Re USA via an intercompany services agreement); and

•	Manage the Company’s relationships with rating agencies and regulators; lead and manage investor relations function.

Goals and objectives for Nicholas J. D. Campbell:

•
Manage the strategic planning and direction of the Company’s enterprise risk management function providing risk management advice across the Company, including the provision of quarterly, annual and ad-hoc risk reporting as required by the various interested constituencies;

•	Continue to develop, refine and enhance the Company’s risk exposure capabilities with regard to identifying, assessing, monitoring and measuring individual, specific and aggregate risk exposures;

•
Drive the determination of criteria for the Company’s optimization of capital and risk allocation in relation to strategic transactions, rating agency and regulatory requirements, and key tactical decisions, with the objective of maximizing efficiency of capital allocation for the Company; and

•	Source, underwrite and close profitable reinsurance transactions.

Goals and objectives for David E. Govrin:

•	Lead and manage the Company’s U.S. operations;

•	Originate and underwrite economically attractive deals;

•	Develop and execute a business plan to write property catastrophe business; and

•	Lead and manage business development function including originating and executing small strategic investments in conjunction with long term reinsurance rights of first refusal.

Goals and objectives for Janice R. Weidenborner:

•	Contribute legal, compliance and regulatory advice and counsel to the executive management team and board in relation to all strategic company matters;

•	Provide advice to management team and underwriters on reinsurance arrangements, wordings and related documentation;

•
Communicate key messaging to the executive management team, the Board, and to colleagues in a clear and efficient manner, with a commercial mindset, to enhance company decision making and ensure compliance; and

•	Oversee the human resource function for the Company, including management of outsourced functions.

The annual incentive bonus paid for each of our NEOs as determined by the Compensation Committee based on the foregoing factors is reflected in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.

On May 8, 2019, Mr. Malloy’s employment agreement was amended to reflect his appointment as CEO of the Company. Pursuant to the terms of that amendment, Mr. Malloy received a one-time signing bonus of $200,000. This signing bonus was paid in May 2019 in recognition of, and as compensation for, the additional duties and responsibilities assumed by Mr. Malloy in his new position. The amendment also provided the opportunity for Mr. Malloy to receive payment of an additional cash bonus. This additional bonus was payable at the discretion of the Board based on the Board’s assessment of Mr. Malloy’s performance as CEO of the Company in 2019. The Board paid this bonus to Mr. Malloy in August 2019 in the amount of $200,000 based on Mr. Malloy’s achievements in meeting the goals established for him during the first several months following his appointment as CEO.
Under the Annual Incentive Plan for 2020, the total incentive bonus pool will be determined as follows: twenty percent (20%) based on the Company's annual Return on Equity ("ROE"), sixty percent (60%) based on the Company's Combined Ratio, and twenty percent (20%) based on a strategic component, described below.
The size of the bonus pool contribution increases as the ROE increases and as the Combined Ratio decreases. At target, the ROE portion of the pool funds at 15% of salaries (30% at maximum). At target, the Combined Ratio portion of the pool funds at 45% of salaries (90% at maximum). At target performance, the strategic component of the pool will be funded at 15% of salaries (30% at maximum).
The following chart details the bonus pool funding under the Company’s Annual Incentive Plan for 2020 at threshold, target, and maximum levels as a percentage of paid salaries for each performance metric.  Bonus pool funding levels as a percentage of salaries for performance levels between threshold and target, and between target and maximum, are determined by straight line interpolation.

Performance Metric	Threshold	Target	Maximum
ROE - 20% contribution	0%	7%	14%
% of salaries	0%	15%	30%
Combined Ratio - 60% contribution	103%	98%	93%
% of salaries	0%	45%	90%
Strategic component - 20% contribution	See objectives below
% of salaries	0%	15%	30%
TOTAL	0%	75%	150%

In respect of the strategic component, the following objectives will be considered by the Compensation Committee in determining the contribution of funding to the pool:

•
Enhancement of the Company's underwriting performance through integration of new business lines and teams, pursuit of strategic investments in order to broaden underwriting distribution, and finding unique opportunities for profitable premium growth;

•
Continued expansion of the property catastrophe and specialty catastrophe lines of business; optimize expense controls while continuing to make necessary investments in order to achieve strategic objectives;

•	Improve rating profile with A.M. Best Company, Inc.;

•	Optimization of capital management to maximize improvement in performance metrics; and

•	Optimization of the investment portfolio structure, analytics and overall investment performance through its relationship with Third Point LLC.
The maximum funding level of the Company’s 2020 bonus pool in the aggregate remains at 150% of salaries. No bonuses are payable with respect to the ROE or Combined Ratio portions of the pool unless certain threshold levels are attained. The determination of funding in relation to the strategic component of the pool will be at the discretion of the Compensation Committee. Consistent with prior years, the total incentive bonus pool will be allocated to NEOs by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual's position in the organization and how each executive performed relative to his or her individual annual goals. Allocation to the CEO will be based on the Compensation Committee’s evaluation of the performance of the CEO in light of previously established goals and objectives.
Other Benefits and Perquisites

Other Benefits

The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and Bermuda law. These health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. The Company contributes up to 10% of all the employees’ salary or to statutory contribution limits to these plans. The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions.
Perquisites

The Company also provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. These benefits are typical for the insurance/reinsurance industry, as well as for Bermuda-based companies, and are specified in our expatriate NEOs’ employment agreements. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•
Housing and Transportation Expenses. The Company reimburses certain expatriate NEOs for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda.  In addition, Mr. Malloy received a travel allowance. During his tenure as CEO, Mr. Bredahl was also entitled to private air travel to and from Bermuda, and our other NEOs were eligible for private air travel to and from Bermuda when traveling with him. Mr. Malloy does not utilize private air travel for commuting purposes.

•
Tax Expenses. To the extent the Company’s reimbursement of an expatriate NEOs’ housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.

•
Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to $5,000 per executive, per annum.

•	Club Membership. The provision of a club membership is common practice in our industry and enables the NEOs to establish social networks with clients and others.

•
Spousal Business Travel and Entertainment Expenses. There are certain circumstances in which a spouse may accompany an employee on business travel which is considered beneficial to the Third Point Re’s business, whether directly or indirectly.

We annually review the level of employee benefits provided to NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates. These benefits are described under “Summary Compensation Table” and “Employment Agreements with NEOs” below.
Employment Agreements with NEOs

We have entered into employment agreements with each of our NEOs as a means to attract and retain executive officers. Terms of these agreements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2019 Table - Employment Agreements”. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future. We believe that having employment agreements with our key executives is beneficial because such agreements provide retentive value, subject executives to restrictive covenants, and provide us with a competitive advantage in the recruiting process over a company that does not offer employment agreements.

In 2019, we amended the employment agreements with certain of our NEOs to reflect changes to their roles and responsibilities. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2019 Table” for additional information.

Mr. Bredahl’s employment agreement was superseded by the terms of a Separation Agreement and Release entered into in connection with Mr. Bredahl’s separation from the Company. The separation agreement is discussed below under “Potential Payments Upon Termination or Change in Control” - “Separation Agreement and Release.”

Other Compensation Practices and Policies

Share Ownership Guidelines. In 2018, the Company adopted share ownership guidelines in the form of a Director and Executive Share Ownership Policy to further align the economic interests of our directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company. The table below summarizes the guidelines:

Required levels	CEO: 5x base salary Other Executive Officers: 3x base salary Directors: 3x annual cash retainer

Shares counted toward guidelines	- Shares owned outright (excluding pledged shares) - Performance shares, upon vesting - Restricted shares, upon vesting - Intrinsic value of vested options (for executive officers)

Time period to achieve	Individuals subject to this policy have five years from the date of eligibility to meet the minimum ownership requirements.

Retention requirements	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines achieved.
Clawback Policy. In 2018, we implemented an Executive Compensation Clawback Policy, applicable to all executive officers, including the CEO. In the event of: (i) a restatement of the Company’s financial results; or (ii) a material change in reserves resulting from adverse development, in either case due to an executive officer being involved in fraud, illegal conduct or other willful misconduct, any of which materially contributed to the need for such restatement (or in the case of (ii) revised reserves), this policy authorizes the Company, through its Compensation Committee, to recover any portion of performance-based or incentive compensation paid or awarded to such executive officer that was higher than the amount that would have been paid or awarded if calculated based upon the restated financial results (or in the case of (ii), revised reserves).
We are awaiting final regulatory guidance regarding clawbacks of compensation under the Dodd–Frank Wall Street Reform and Consumer Protection Act and expect to review and revise our policy as necessary after that final guidance is published and implemented by the NYSE.
Hedging and Pledging.  Our Trading Policy prohibits our employees and directors from directly or indirectly engaging in any hedging or monetization transactions with respect to Company shares. No exceptions are allowed for such transactions under the Trading Policy.  Pledging of Company shares (such as collateral for a loan, including through the use of traditional margin accounts with a broker) is also prohibited under our policy, although exceptions may be made with the approval of the Chief Executive Officer or General Counsel, or in the case of these executives, by the Audit Committee.
Tax Considerations. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer, Chief Financial Officer or any of the three other highest paid executive officers and certain prior holders of such positions. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed for taxable years beginning after December 31, 2017. However certain arrangements that have not been materially modified may qualify for an exemption from the deduction limitation. Regardless, Section 162(m) has limited effect on us. As a Bermuda-domiciled company, we do not receive a U.S. tax deduction for compensation paid to employees of non-U.S. companies and, accordingly, the limitations of Section 162(m) do not impact compensation paid to our NEOs with respect to their employment by non-U.S. companies. Beginning in 2018, compensation paid to our NEOs with respect to their employment by subsidiaries that are organized in the United States in excess of $1 million will generally not be deductible. While our Committee considers the impact of Section 162(m) when developing and implementing our executive compensation programs, the Committee believes that it is important to preserve flexibility in designing compensation programs and it is expected that our Compensation Committee will authorize compensation that is not deductible under Section162(m). With respect to our U.S. taxpayer employees, including certain of our NEOs, we design our compensation arrangements also taking into account Internal Revenue Code Sections 409A and 457A.
Say on Pay. The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2018 annual meeting of shareholders, our shareholders approved the compensation paid to our NEOs in a non-binding advisory vote. Approximately 98% of the shareholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes the results conveyed support for the philosophy, strategy and objectives of our executive compensation program.
At our 2015 annual general meeting, our shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In accordance with our shareholders’ recommendation, our Board of Directors determined to include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. The next advisory votes to approve executive compensation and the frequency of say on pay will occur no later than our 2021 annual general meeting.
Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Gretchen A. Hayes (Chairman)
Steven E. Fass
Mary R. Hennessy
Mark Parkin

Summary Compensation Table

Name and Principal Position (1)	Fiscal Year	Salary	Bonus(2)	Share Awards (3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(6)	Total
		($)	($)	($)	($)	($)	($)

Daniel V. Malloy, Chief Executive Officer of the Company and Chief Executive Officer, Third Point Re BDA	2019	725,000	400,000	1,268,748	1,600,000	315,482	4,309,230
	2018	718,750	—	600,005	315,000	273,769	1,907,524
	2017	700,000	—	1,600,006	2,725,000	246,495	5,271,501

Christopher S. Coleman, Chief Financial Officer of the Company; Chief Operating Officer of Third Point Re BDA	2019	500,000	—	800,002	685,000	129,474	2,114,476
	2018	500,000	—	499,997	275,000	128,714	1,403,711
	2017	500,000	—	899,994	1,575,000	99,470	3,074,464

Nicholas J. D. Campbell, Chief Risk Officer; Executive Vice President, Underwriting, Third Point Re BDA	2019	480,000	—	600,004	625,000	109,267	1,814,271
	2018	480,000	—	299,996	170,000	126,904	1,076,900
	2017	480,000	—	500,005	1,250,000	89,264	2,319,269

David E. Govrin President of Third Point Re USA	2019	533,333	—	625,002	600,000	56,207	1,814,542

Janice R. Weidenborner EVP, Group General Counsel and Secretary	2019	440,000	—	374,010	490,000	102,919	1,406,929

J. Robert Bredahl, Former President and Chief Executive Officer of the Company; Former Chief Executive Officer of Third Point Re USA (5)	2019	527,273	—	2,025,008	—	787,786	3,340,067
	2018	800,000	—	1,500,006	425,000	300,046	3,025,052
	2017	800,000	—	749,995	3,360,000	373,354	5,283,349

(1)	Reflects current titles.

(2)
Mr. Malloy received a one-time signing bonus of $200,000 in May 2019. In addition, Mr. Malloy received a one-time additional cash bonus of $200,000 in August 2019 based on the Board’s assessment of Mr. Malloy’s performance as Chief Executive Officer of the Company.

(3)
See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”. Messrs. Malloy, Coleman, Campbell, Govrin, Weidenborner and Bredahl were granted a total of 127,328, 80,286, 60,214, 41,815, 25,022 and 203,223, performance-based restricted shares at maximum performance levels in 2019, respectively. Assuming the maximum performance levels are achieved, the grant date fair value of performance-based restricted shares granted in 2019 would equal $1,427,347, $900,006, $674,999, $468,746, $280,497 and $2,278,130, for Messrs. Malloy, Coleman, Campbell, Govrin, Ms. Weidenborner and Mr. Bredahl, respectively. Messrs. Malloy, Coleman, Campbell, Govrin, Ms. Weidenborner and Mr. Bredahl were granted a total of 28,295, 17,841, 13,381, 27,877, 16,682 and 45,161, time-based restricted shares in 2019, respectively. The grant date fair value of time-based restricted shares granted in 2019 would equal$317,187, $199,998, $150,001, $312,501, $187,005 and $506,255, for Messrs. Malloy, Coleman, Campbell, Govrin, Ms. Weidenborner and Mr. Bredahl, respectively. The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, which are hereby incorporated herein by reference. Mr. Bredahl’s performance-based restricted shares granted in 2019 will remain outstanding following his separation and will vest on the scheduled vesting date based on satisfaction of the applicable performance goals, prorated based on the elapsed portion of the performance period from the grant date through his termination date. Mr. Bredahl’s time-based restricted shares granted in 2019 will also remain outstanding and vest on the scheduled vesting dates as if his services had not ended, subject to his compliance with his post-termination responsibilities, including restrictive covenants. For more information, see “Potential Payments Upon Termination or Change in Control” - “Separation Agreement and Release.”

(4)
For 2019 the Company achieved a ROAE of 15.3% and a Combined Ratio of 103.2% and therefore, bonuses were payable under our Annual Incentive Plan. See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(5)	Mr. Bredahl’s employment terminated on May 10, 2019.

(6)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2019.

All Other Compensation 2019

Name	Company Contributions to Retirement Plans ($)(a)	Company-Paid Transportation Expense ($)(b)	Reimbursed Housing Expenses ($)(c)	Tax Reimbursements ($)(d)	Other ($) (e)	Total Other Compensation ($)
Daniel V. Malloy	56,000	—	104,858	98,707	55,917	315,482
Christopher S. Coleman	50,000	—	—	75,871	3,603	129,474
Nicholas J. D. Campbell	48,000	—	—	57,472	3,795	109,267
David E. Govrin	53,207	—	—	—	3,000	56,207
Janice R. Weidenborner	44,000	—	—	56,009	2,910	102,919
J. Robert Bredahl	30,269	10,742	34,760	118,409	593,606	787,786

(a)	Represents Company contributions (employer and employee contributions paid by the Company) to retirement plans.

(b)	Mr. Bredahl, during his tenure as Chief Executive Officer in 2019, was entitled to private air travel to and from Bermuda. This total also includes ground transportation costs paid by the Company.

(c)
Each of Mr. Malloy and Mr. Bredahl, during his tenure as Chief Executive Officer in 2019, was entitled to a housing allowance under the terms of their employment agreements. This represents cost of housing, utilities, including electricity and cable services, and furnishings paid or reimbursed by the Company.

(d)
Represents payment of the employee portion of Bermuda payroll taxes and social security insurance on behalf of certain Bermuda-based NEOs and reimbursement of all taxes incurred with respect to: (i) the housing allowance and related expenses; (ii) Company-paid transportation benefits; (iii) the Company-paid employee portion of Bermuda social insurance tax; (iv) tax preparation benefits; and (v) the tax reimbursement payments. The employee portion of Bermuda payroll taxes paid by the Company for Mr. Bredahl’s severance was $64,569.

(e)
This total represents the employee portion of reimbursed personal tax preparation cost for Messrs. Malloy, Coleman and Bredahl and reimbursement of club membership for Mr. Campbell. In the case of Mr. Malloy, this amount also includes a travel allowance and the reimbursement of expenses for spousal travel and meals for business events to which spouses are invited of $31,261. For Mr. Govrin, this amount represents parking paid by the Company. For Mr. Bredahl, this column also reflects the value of separation benefits paid or provided to him in connection with his separation from the Company in an amount equal to $593,606, which includes the cash payments pursuant to his Separation Agreement and Release paid or accrued in 2019 and the value of private air travel provided to Mr. Bredahl in connection with his repatriation following his separation, as discussed more fully below under “Potential Payments Upon Termination or Change in Control” - “Separation Agreement and Release.”

Grants of Plan-Based Awards for Fiscal Year 2019
The following table provides information concerning awards granted to the NEOs in the last fiscal year:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards (3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Number of Shares
		($)	($)	($)	(#)	(#)	(#)	(#)	($)
Daniel V. Malloy
Annual Incentive Plan		—	725,000	(5)
Omnibus Incentive Plan	2/26/2019				—	84,885	127,328		951,561
Omnibus Incentive Plan	2/26/2019							28,295	317,187

Christopher S. Coleman
Annual Incentive Plan		—	425,000	(5)
Omnibus Incentive Plan	2/26/2019				—	53,524	80,286		600,004
Omnibus Incentive Plan	2/26/2019							17,841	199,998

Nicholas J. D. Campbell
Annual Incentive Plan		—	360,000	(5)
Omnibus Incentive Plan	2/26/2019				—	40,143	60,214		450,003
Omnibus Incentive Plan	2/26/2019							13,381	150,001

David E. Govrin
Annual Incentive Plan		—	412,500	(5)
Omnibus Incentive Plan	2/26/2019				—	27,877	41,815		312,501
Omnibus Incentive Plan	2/26/2019							27,877	312,501

Janice R. Weidenborner
Annual Incentive Plan		—	330,000	(5)
Omnibus Incentive Plan	2/26/2019				—	16,682	25,022		187,005
Omnibus Incentive Plan	2/26/2019							16,682	187,005

J. Robert Bredahl(6)
Annual Incentive Plan		—	900,000	(5)
Omnibus Incentive Plan	2/26/2019				—	135,482	203,223		1,518,753
Omnibus Incentive Plan	2/26/2019							45,161	506,255

(1)
A discussion of the 2019 annual cash incentives, including awards earned for 2019 and paid in March 2020 can be found under “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(2)
Performance-based restricted share awards made pursuant to the Omnibus Incentive Plan for the 2019 - 2021 performance cycle and are scheduled to vest on March 1, 2022. Restricted share awards generally vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. 0% of the awards vest unless performance exceeds the threshold performance level. Linear interpolation applies to determine the vesting percentage between threshold and target and between target and maximum performance levels. For a more detailed discussion of the 2019 performance-based restricted share awards, see “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”.

(3)
Time-based restricted share awards made pursuant to the Omnibus Incentive Plan in February 2019 vest in equal annual installments over three years based on continued employment. For a more detailed discussion of the 2019 time-based restricted share awards, see “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives.”

(4)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures, and for the performance-based restricted shares, based on the probable outcome of such performance criteria. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, which are hereby incorporated herein by reference.

(5)
None of our NEOs have a stated maximum annual cash incentive in their employment agreements; however, the maximum bonus pool funding is 150% of salaries and our Annual Incentive Plan has a maximum individual award cash incentive limit of $5 million. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s position in the Company, and how each NEO performed relative to his or her individual annual goals, and as compared to comparable positions in the Peer Group data, such allocations not to exceed $5 million.  See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(6)
Mr. Bredahl forfeited his entitlement to a bonus pursuant to the Annual Incentive Plan for 2019 in connection with his separation. Mr. Bredahl’s performance-based restricted shares will remain outstanding following his separation and will vest on the scheduled vesting date based on satisfaction of the applicable performance goals. Mr. Bredahl’s 2019 performance-based restricted shares are prorated based on the elapsed portion of the performance period from the grant date through his termination date. Mr. Bredahl’s time-based restricted shares will also remain outstanding and vest on the scheduled vesting dates as if his services had not ended, subject to his compliance with his post-termination responsibilities, including restrictive covenants. For more information, see “Potential Payments Upon Termination or Change in Control” - “Separation Agreement and Release.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2019 Table

Employment Agreements

The principal terms of the employment agreements with each of our NEOs are discussed below.
Daniel V. Malloy. We have entered into an employment agreement with Mr. Malloy, pursuant to which agreed to serve as the Executive Vice President, Underwriting of Third Point Re BDA. The employment agreement, as amended, sets Mr. Malloy’s annual base salary at $700,000. In 2018 we amended Mr. Malloy’s employment agreement to reflect an increase in base salary to $725,000 per annum; his current base salary effective as of April 1, 2020 is $850,000. In 2017 we amended Mr. Malloy’s employment agreement to reflect his promotions to Chief Underwriting Officer of Third Point Re BDA and subsequently to Chief Executive Officer of Third Point Re BDA. On May 8, 2019 we amended Mr. Malloy’s employment agreement to reflect his promotion to the additional role of Chief Executive Officer of Third Point Re, effective May 10, 2019. The employment agreement, as amended, specifies that Mr. Malloy receive a one-time signing bonus of $200,000, in addition to a one-time additional cash bonus based on the Board's assessment of the Mr. Malloy's performance as Chief Executive Officer of Third Point Re in 2019. Mr. Malloy is eligible for an annual cash bonus based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Malloy consented to a target bonus percentage of 100% of base salary and a target LTI of 175% of base salary for 2019 and subsequent years (in lieu of the STI and LTI targets in the Employment Agreement). Mr. Malloy’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to: (i) a housing allowance of $8,150 per month; and (ii) tax reimbursement for the taxes incurred with respect to: (a) the housing benefit; and (b) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Malloy’s employment term pursuant to the amended employment agreement is for an initial period of three years commencing on May 10, 2019, and which automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary. If Mr. Malloy’s employment is terminated by the Company without cause or if Mr. Malloy resigns for good reason, Mr. Malloy will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Malloy executing a general release of all claims against the Company. If Mr. Malloy’s employment is terminated due to his death or disability, Mr. Malloy will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Malloy will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Malloy is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Malloy is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Malloy have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Malloy acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Christopher S. Coleman. We have entered into an employment agreement with Mr. Coleman pursuant to which he has agreed to serve as our Chief Financial Officer. The employment agreement sets Mr. Coleman’s annual base salary at $420,000; his base salary in 2019 was $500,000; his current base salary effective as of April 1, 2020 is $520,000. The employment agreement specifies that Mr. Coleman is eligible for an annual cash bonus based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Coleman has consented to a target bonus percentage of 85% of base salary and a target LTI of 160% of base salary for 2019 and subsequent years (in lieu of the STI and LTI targets in the Employment Agreement). Under the terms of his employment agreement, Mr. Coleman is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Mr. Coleman’s employment term is for a three year period effective from November 10, 2014, and automatically extends for an additional year on the third anniversary of the employment agreement commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary. If Mr. Coleman’s employment is terminated by the Company without cause or if Mr. Coleman resigns for good reason, Mr. Coleman will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Coleman executing a general release of all claims against the Company. If Mr. Coleman’s employment is terminated due to his death or disability, Mr. Coleman will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Coleman will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Coleman is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Coleman is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Coleman have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Coleman acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Nicholas J. D. Campbell. We have entered into an employment agreement with Mr. Campbell dated December 13, 2013, pursuant to which he agreed to serve initially as the Senior Vice President of Underwriting of Third Point Re BDA, and with effect from April 1, 2015, the Chief Risk Officer of the Company. With effect from March 3, 2017, Mr. Campbell was promoted to Executive Vice President of Underwriting of Third Point Re BDA, and retained the role of Chief Risk Officer of the Company. The employment agreement sets Mr. Campbell’s annual base salary at $480,000; his current salary effective as of April 1, 2020 is $505,000. The employment agreement specifies that Mr. Campbell is eligible for an annual cash bonus based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Campbell has consented to a target bonus percentage of 75% of base salary and a target LTI of 125% for 2019, and 135% of base salary for 2020 and subsequent years (in lieu of the STI and LTI targets in the Employment Agreement). Under the terms of his employment agreement, Mr. Campbell is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Campbell’s employment term was for an initial term of two years and three months, effective from December 13, 2013, and automatically extended for an additional year on March 17, 2016, and automatically extends at every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary. If Mr. Campbell’s employment is terminated by the Company without cause or if Mr. Campbell resigns for good reason, Mr. Campbell will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Campbell’s executing a general release of all claims against the Company. If Mr. Campbell’s employment is terminated due to his death or disability, Mr. Campbell will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Campbell will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Campbell is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Campbell is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Campbell have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Campbell acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

David E. Govrin. We have entered into an employment agreement with Mr. Govrin dated March 22, 2017, pursuant to which he agreed to serve as Executive Vice President of Underwriting of Third Point Re USA. With effect from April 1, 2019, we amended Mr. Govrin’s employment agreement to reflect his additional role as the Head of Business Development of Third Point Re. Mr. Govrin was promoted to President of Third Point Re USA on May 10, 2019. We amended his employment agreement to reflect his amended title and duties related thereto. The employment agreement, as amended, sets Mr. Govrin’s annual base salary at $550,000. The employment agreement specifies that Mr. Govrin is eligible for an annual cash bonus based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Govrin is entitled to participate in the Company’s annual long term equity incentive program under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan (“LTI”). Mr. Govrin has consented to a target cash bonus percentage of 75% of base salary and a target LTI of 125% of base salary for 2019 and subsequent years (in lieu of the STI and LTI targets in the Employment Agreement). Under the terms of his employment agreement, Mr. Govrin is entitled to twenty-five (25) days of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Govrin’s employment term was for an initial term of three years, effective from April 10, 2017, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date. It automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to any such anniversary. If Mr. Govrin’s employment is terminated by the Company without cause or if Mr. Govrin resigns for good reason, Mr. Govrin will be entitled to the following benefits: (i) payment of an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 12 months’ base salary, payable over the 12 month period following the termination date; (iii) 12 months of continued participation in medical and life insurance benefits at active employee rates; and (iv) Mr. Govrin’s performance shares that were granted in connection with the commencement of his employment will remain outstanding through the scheduled vesting dates and will vest pro-rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals as though his service had not ended. The payment of the above is contingent on Mr. Govrin executing a general release of all claims against the Company. If Mr. Govrin’s employment is terminated due to his death or disability, Mr. Govrin will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Govrin will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Govrin is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Govrin is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Govrin have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Govrin acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

Janice R. Weidenborner. We have entered into an employment agreement with Ms. Weidenborner dated as of September 21, 2015, pursuant to which she agreed to serve as the Executive Vice President and Group General Counsel of the Company. On February 24, 2016, Ms. Weidenborner also became Secretary of the Company and Executive Vice President and Group General Counsel and Secretary of Third Point Re BDA. The employment agreement sets Ms. Weidenborner’s annual base salary at $440,000; her current salary effective as of April 1, 2020 is $455,000. The employment agreement specifies that Ms. Weidenborner is eligible for an annual cash bonus based on achievement of such individual and corporate performance goals as may be established by the Board. Ms. Weidenborner has consented to a target cash bonus percentage of 75% of base salary and a target LTI of 85% for 2019, and 125% of base salary for 2020 and subsequent years (in lieu of the STI and LTI targets in the Employment Agreement). Under the terms of her employment agreement, Ms. Weidenborner is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Ms. Weidenborner’s employment term was for an initial term of three years, effective from December 23, 2015, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date. It automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to any such anniversary. If Ms. Weidenborner’s employment is terminated by the Company without cause or if Ms. Weidenborner resigns for good reason, Ms. Weidenborner will be entitled to receive: (i) an annual bonus payment, prorated for the period of her service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Ms. Weidenborner executing a general release of all claims against the Company. If Ms. Weidenborner’s employment is terminated due to her death or disability, Ms. Weidenborner will be entitled to receive an annual bonus payment, prorated for the period of her service prior to the termination date. Following termination of her employment for any reason, Ms. Weidenborner will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Ms. Weidenborner is subject to confidentiality and non-disparagement covenants and, during the term of her employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Ms. Weidenborner is entitled to coverage under a directors and officers insurance policy during her employment and for six years following the termination of her employment. The Company and Ms. Weidenborner have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Ms. Weidenborner acting in her capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which she may be guilty in relation to the Company other than in respect of her own fraud or dishonesty.
For purposes of each of our active NEO employment agreements, “Cause” is defined in the employment agreements generally as: (i) a willful failure to perform duties or negligent performance of such duties that has caused or can result in material injury to the Company; (ii) willful and serious misconduct that has caused or can result in material injury to the Company; (iii) a willful and material violation of a Company policy that has caused or can result in material injury to the Company; (iv) a willful and material breach of any obligations under the employment agreement; (v) a failure to timely comply with a lawful and reasonable direction or instruction of the Board; or (vi) a conviction of, or plea of guilty or nolo contendere to, a felony. Notice and cure provisions apply.
“Good Reason” is defined in the employment agreements generally as: (i) a substantial diminution of duties; (ii) a reduction in base salary; or (iii) a material breach by the Company of the employment agreement. Notice and cure provisions apply.

Mr. Bredahl’s employment agreement was superseded by the terms of a Separation Agreement and Release. The separation agreement is discussed below under “Potential Payments Upon Termination or Change in Control.
Share Incentive Plans
Each grant of share options and restricted shares to our NEOs is governed by our Share Incentive Plan or our Omnibus Incentive Plan and an option agreement or a restricted share agreement, which provide, among other things, the vesting provisions of the options and restricted shares and the option term.
Outstanding Equity Awards at Fiscal Year-End 2019

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares that Have Not Vested (#) (1)	Market Value of Shares or Units of Shares that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)

Daniel V. Malloy	976,744	10.00	1/23/2022	148,553	1,562,778	—		—
	325,581	16.00	1/23/2022	—	—	64,058	(3)	673,890
	325,581	20.00	1/23/2022	—	—	84,885	(4)	892,990

Christopher S. Coleman	209,302	10.89	4/1/2023	85,486	774,188	—		—
	69,767	16.89	4/1/2023	—	—	53,381	(3)	561,568
	69,767	20.89	4/1/2023	—	—	53,524	(4)	563,072

Nicholas J. D. Campbell	209,302	15.05	12/17/2023	50,962	442,282	—
	69,767	21.05	12/17/2023	—	—	32,028	(3)	336,935
	69,767	25.05	12/17/2023	—	—	40,143	(4)	422,304

David E. Govrin	—	—	—	67,064	510,010	—		—
	—	—	—	—	—	32,028	(3)	336,935
	—	—	—	—	—	27,877	(4)	293,266

Janice R. Weidenborner	—	—	—	46,747	374,786			—
	—	—	—	—	—	24,021	(3)	252,701
	—	—	—	—	—	16,682	(4)	175,495

J. Robert Bredahl	1,325,582	10.00	1/26/2022	73,053	751,391	—		—
	441,860	16.00	1/26/2022	—	—	160,143	(3)	1,684,704
	441,860	20.00	1/26/2022	—	—	8,999	(4)	94,669

(1)
The performance-based shares reported in this column vested on March 1, 2020, based on performance achieved as of December 31, 2019. One-third of the time-based restricted shares reported in this column vested on February 26, 2020, and the remainder will vest in equal installments on February 26, 2021 and 2022 based on continued employment (except with respect to Mr. Bredahl).

(2)	Market value of the shares that have not vested is based on the $10.52 per share closing price of the Company’s common shares on the NYSE on December 31, 2019.

(3)
These performance-based equity awards are not eligible to vest until March 1, 2021. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Mr. Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2020. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in this table for 2019 are based on achieving the maximum performance goals. In accordance with the SEC’s rules, the number of performance-based restricted shares that must be reported is based on the performance level that exceeds the performance level achieved for the portion of the performance period that has elapsed as of December 31, 2019. As a result, this disclosure may differ from year to year based on performance achieved through the applicable year end.

(4)
These performance-based equity awards are not eligible to vest until March 1, 2022. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Mr. Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2021. The number of these performance-based equity awards that will vest for Mr. Bredahl will be prorated based on the elapsed portion of the performance period from the grant date to his separation date on May 10, 2019. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in this table for 2019 are based on achieving the target performance goals.
Option Exercises and Shares Vested

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Daniel V. Malloy	—	—	21,270	235,034
Christopher S. Coleman	—	—	17,725	195,861
Nicholas J. D. Campbell	—	—	3,545	39,172
David E. Govrin	—	—	—	—
Janice R. Weidenborner	—	—	7,976	88,135
J. Robert Bredahl	—	—	28,359	313,367

(1)	Amounts reflect shares issued under our Omnibus Incentive Plan in connection with the vesting of equity-based awards on March 1, 2019.

(2)
The values reflected in this column were calculated by multiplying the number of shares that vested on March 1, 2019, by the closing price of $11.05 per Company share on the NYSE on the applicable vesting date.

Potential Payments Upon Termination or Change in Control
The information below describes and quantifies certain compensation that would have become payable to each of Messrs. Malloy, Coleman, Campbell, Govrin and Ms. Weidenborner under their respective employment agreements as if the NEO’s employment had been terminated or if a change in control had occurred on December 31, 2019, given the NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of our common shares on that date. These benefits set forth in the table below for our NEOs are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plans, disability benefits and accrued vacation benefits. The information under the heading “Separation Agreement and Release” describes and quantifies the compensation actually paid to Mr. Bredahl in connection with his separation on May 10, 2019.
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our share price and the executive’s age.

Name	Termination of Employment due to Death/Disability ($)	Termination of Employment for Cause ($)	Termination of Employment Without Cause or for Good Reason ($)	Termination of Employment for Retirement at Retirement Age(1)	Change in Control Only (No Related Termination) ($)	Change in Control and Qualified Termination ($)

Daniel V. Malloy
Cash Payments (2)	1,600,000	—	2,687,500	—	—	2,687,500
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	1,265,114	2,504,717
Acceleration of Vesting of Time-Based Restricted Share Awards (4)	99,225	—	—	—	—	297,663
Other Benefits (5)	—	—	57,156	—	—	57,156

Christopher S. Coleman
Cash Payments(2)	685,000	—	1,435,000	—	—	1,435,000
Acceleration of Vesting of Performance-Based Restricted Share Awards(3)	—	—	—	—	711,625	1,585,124
Acceleration of Vesting of Time-Based Restricted Share Awards(4)	62,562	—	—	—	—	187,687
Other Benefits(5)	—	—	67,411	—	—	67,411

Nicholas J. D. Campbell
Cash Payments (2)	625,000	—	1,345,000	—	—	1,345,000
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	395,352	993,841
Acceleration of Vesting of Time-Based Restricted Share Awards (4)	46,930	—	—	—	—	140,768
Other Benefits (5)	—	—	56,146	—	—	56,146

David E. Govrin
Cash Payments(2)	600,000	—	1,150,000	—	—	1,150,000
Acceleration of Vesting of Performance-Based Restricted Share Awards(3)	—	—	—	—	412,247	897,080
Acceleration of Vesting of Time-Based Restricted Share Awards(4)	97,762	—	—	—	—	293,266
Other Benefits(5)	—	—	66,592	—	—	66,592

Janice R. Weidenborner
Cash Payments(2)	490,000	—	1,150,000	—	—	1,150,000
Acceleration of Vesting of Performance-Based Restricted Share Awards(3)	—	—	—	—	316,284	640,753
Acceleration of Vesting of Time-Based Restricted Share Awards(4)	58,502	—	—	—	—	175,495
Other Benefits(5)	—	—	45,541	—	—	45,541

(1)	None of the NEOs were eligible for retirement on December 31, 2019.

(2)
Includes base salary continuation for the applicable severance period and prorated annual cash bonus, as applicable, as described below under “Severance Payments”. Because the assumed termination date is December 31, 2019, the full bonus amount is reflected.

(3)
No performance-based restricted shares would vest upon termination of employment as of December 31, 2019. Upon a termination by the Company without cause or by Mr. Govrin for good reason, Mr. Govrin’s performance shares granted in 2017 would remain outstanding through the vesting date and would vest on a prorata basis based on satisfaction of the performance goals. In the event of a change in control without termination of employment, assumes 92% of the outstanding target number of performance shares granted in 2017 vest. Performance shares granted in 2018 and 2019 would not vest unless the executive’s employment was terminated without cause or the executive resigned for good reason.  In such event, 101% and 88% of the performance shares granted in 2018 and 2019, respectively, would also vest. The number of assumed vested shares have been multiplied by $10.52, the closing price on the NYSE of our shares on December 31, 2019. See “Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Performance - Based Restricted Shares” below.

(4)
Upon an NEO’s death or disability, a number of time-based restricted shares would vest equal to the number that would have vested on February 26, 2020 had the NEO’s service continued until such date. No time-based restricted shares would vest upon termination of employment (other than by death or disability) or solely as a result of a change in control as of December 31, 2019. If the executive’s employment was terminated without cause or the executive resigned for good reason in connection with a change in control, all of the time-based restricted shares would vest on the effective date of the termination of service.

(5)	Reflects the cost to us of continued participation in medical and life insurance benefits over the severance period. See “Severance Payments” below.
Severance Payments
As noted above (see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2019 Table”), the employment agreements for each of our NEOs, provide for severance payments and benefits on specified termination events. Any such severance is subject to the NEO’s execution and non-revocation of a release of claims against us. Each employment agreement includes definitions of “cause” and “good reason”.
Pursuant to the terms of their employment agreements as in effect on December 31, 2019, and subject to their execution of a general release of claims, if an active NEO’s employment is terminated by the Company without cause or the NEO resigns for good reason, the NEO will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ (or 12-months, for Mr. Govrin) base salary, payable over the 18-month period (or 12-month period, for Mr. Govrin) following the termination date; and (iii) 18 months (or 12-months’, for Mr. Govrin) of continued participation in medical and life insurance benefits at active employee rates. If the NEO’s employment is terminated due to death or disability, then the NEO will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Like other employees generally, following termination of employment for any reason, each NEO is entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Bredahl’s employment agreement was superseded by the terms of a Separation Agreement and Release entered into in connection with Mr. Bredahl’s separation from the Company on May 10, 2019. The separation agreement is described below under “Potential Payments Upon Termination or Change in Control” - “Separation Agreement and Release.”
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Options
Pursuant to the terms of the active NEO’s Option Agreements, treatment of options upon a termination of employment is as follows:
Termination due to death or disability: Options that would have become exercisable on the vesting date immediately following the date of termination (measuring achievement of the capital condition as of the date of termination) become vested on termination; all vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination; or (ii) the options’ normal expiration date.
Termination without cause or for good reason: Options that would have become exercisable on: (i) the vesting date immediately following the date of termination become exercisable immediately; and (ii) the options that would have become exercisable on the second vesting date following termination become exercisable on a pro rata basis, with the number of options that vest on termination determined by multiplying the total number of options scheduled to vest on the second vesting date by a ratio, the numerator of which is the number of days in the applicable vesting period that occur prior to the first anniversary of the date of termination and denominator of which is 365. Any remaining unvested options will be canceled immediately. Vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination (other than for Mr. Bredahl); or (ii) the options’ normal expiration date.
Termination for cause: All options vested as of the termination date remain exercisable for three months following the termination date or, if earlier, until the options’ normal expiration date; unvested options terminate and are canceled immediately.

Termination for any other reason: Any unvested options are canceled immediately. Vested options are exercisable until the earlier to occur of: (i) ninety (90) days following termination; (ii) the options’ normal expiration date; or (iii) by mutual agreement.
Change in Control: In addition, in the event we undergo a change in control, each option for which the performance conditions have been satisfied as of immediately prior to the change in control (regardless of whether the service condition has been met) will be canceled in exchange for a payment equal to the excess, if any, of the consideration received by us for a common share in the change in control transaction over the exercise price of the option, and all other options will be immediately canceled for no consideration.
As of December 31, 2019, none of our NEOs held unvested options.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Performance-Based Restricted Shares
Pursuant to the terms of the active NEOs’ Performance-Based Restricted Share Award Agreements, treatment of performance-based restricted shares is as follows:
Termination due to death or disability: Performance-based restricted shares are deemed vested to the extent that the shares would have vested any time prior to the first anniversary following the date of termination, had the NEO continued service through such anniversary, subject to the achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Retirement: Performance-based restricted shares are deemed vested to the extent that the performance-based shares would have vested at the normal vesting date had the NEO continued his service until such date, subject to achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Termination for cause: All outstanding performance-based restricted shares, whether vested or unvested, are forfeited and canceled at the time of termination.
Termination for any other reason: For NEOs other than Mr. Bredahl, and with respect to his 2017 grant, Mr. Govrin, all unvested performance-based restricted shares are forfeited and canceled. With respect to Mr. Govrin’s performance-based restricted shares granted in 2017, upon a termination without cause or by Mr. Govrin for good reason, his performance shares will remain outstanding through the scheduled vesting dates and will vest pro rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals without regard to his continued service. Mr. Bredahl’s performance-based restricted shares will be treated upon his termination as set forth below under “Separation Agreement and Release”.

Change in Control: In the event we undergo a change in control, then the performance-based restricted shares granted prior to 2018 will vest immediately prior to the change in control to the extent of the number of performance-based restricted shares that would vest based on achievement of the performance goals determined based on performance achieved through the end of the fiscal quarter ending immediately prior to the change in control. Any remaining unvested performance-based restricted shares will be forfeited and canceled effective immediately prior to the change in control. Performance-based restricted shares granted in 2018 and 2019 are subject to double-trigger vesting as described below.

Change in Control and Qualified Termination: Performance-based restricted shares granted in 2018 and 2019 are subject to double-trigger vesting. In the event we undergo a change in control, and the recipient of performance-based restricted shares is terminated by the Company without cause or he or she resigns for good reason during the period beginning 90 days prior to the change in control and ending 24 months following the change in control, the performance-based restricted shares will vest on the effective date of a termination of service, at target levels, or, if greater, at levels based on actual performance achieved through the end of the fiscal quarter ending immediately prior to the change in control.  Any remaining unvested performance-based restricted shares will be forfeited and canceled effective as of the termination of service.

Vesting of Equity Awards on Certain Terminations of Employment or a Qualified Termination in Connection with a Change in Control - Time-Based Restricted Shares
Pursuant to the terms of the active NEOs’ Time-Based Restricted Share Award Agreements, treatment of time-based restricted shares is as follows:
Termination due to death or disability: A number of time-based restricted shares that would have vested had the NEO’s service continued until the next scheduled vesting date shall vest upon the NEO’s death or termination by reason of disability. Any remaining unvested time-based restricted shares will be forfeited and canceled at the time of termination.
Termination for any other reason: If an NEO’s services terminate for any reason other than death or disability (or as set forth below in connection with a change in control), all unvested time-based restricted shares will immediately be forfeited and canceled as of the termination date. Mr. Bredahl’s time-based restricted shares will be treated upon his termination as set forth below under “Separation Agreement and Release”.
Change in Control: No time-based restricted shares vest solely as a result of a change in control.
Change in Control and Qualified Termination: Time-based restricted shares are subject to double-trigger vesting. In the event we undergo a change in control, and the recipient of the time-based restricted shares is terminated by the Company without cause or he or she resigns for good reason during the period beginning 90 days prior to the change in control and ending 24 months following the change in control, all unvested time-based restricted shares will fully vest on the effective date of a termination of service.
Separation Agreement and Release
On May 8, 2019, the Company and Mr. Bredahl entered into a separation agreement and release, pursuant to which Mr. Bredahl resigned from his employment with the Company as of May 10, 2019. Under the separation and release agreement, as consideration for Mr. Bredahl’s release of claims, and subject to Mr. Bredahl’s continued compliance with the post-separation restrictive covenants described below, Mr. Bredahl is entitled to the following cash payments: (i) $1,575,000 (which is equal to the sum of (a) $1,350,000 as severance pay equal to eighteen (18) months of Mr. Bredahl’s annual base salary of $900,000, and (b) $225,000 as payment in lieu of the Executive's three (3) months' notice, as required by the Statement of Employment and Bermuda law), to be paid as follows: (x) $225,000 shall be paid on the 30th day following the termination date; (y) $900,000 shall be paid in twelve (12) monthly installments over the twelve (12) months following the termination date in accordance with the Company's regular payroll practices (with the first of such installments paid on the 30th day following the Termination Date); and (z) $450,000 shall be paid in calendar year 2020 in monthly installments over the six (6) months following the first anniversary of the Termination Date, and (ii) an additional $1,550,000, to be paid in a lump sum after the end of calendar year 2019 but no later than March 15, 2020. He is also entitled to continued participation in medical and life insurance benefits at active employee rates for 18 months post-termination. Under the separation agreement and release, Mr. Bredahl is subject to non-competition covenants for 6 months following his resignation, non-solicitation covenants for 18 months following his resignation and to confidentiality and non-disparagement covenants. Mr. Bredahl’s outstanding vested options to purchase Company shares will remain exercisable until their normal expiration date.
Under the terms of the separation agreement, subject to the Board’s determination as of each applicable vesting date that Mr. Bredahl has complied in all respects with his post-termination responsibilities, (a) all unvested Company performance-vesting restricted shares granted in 2017 and 2018 will remain outstanding through the end of the scheduled performance cycles, as applicable, and will vest and/or be forfeited based on satisfaction of the applicable performance goals as if Mr. Bredahl’s service to the Company had not ended, and without proration, and (b) all unvested Company time-vesting restricted shares held by Mr. Bredahl will remain outstanding and continue to vest on the schedule set forth in the award agreement as if Mr. Bredahl’s services to the Company had not ended. Mr. Bredahl’s performance-vesting restricted shares granted in 2019 will remain outstanding following his separation and will vest an/or be forfeited based on satisfaction of the applicable performance goals, pro-rated based on the elapsed portion of the performance period from the grant date through his termination date. His vested options will remain exercisable until the normal expiration date of the options. In connection with his repatriation following the termination date, the Company also provided Mr. Bredahl with private air travel between Bermuda and the United States.
The separation and release agreement superseded the terms of his employment agreement with the Company in effect prior to the separation and release agreement.
Compensation of Directors for Fiscal Year 2019

On November 6, 2013, we adopted a Director Compensation Policy that was subsequently amended and restated on May 5, 2015, May 3, 2017 and May 9, 2018. It provides that each independent director will receive annual compensation under their Director Services Agreements of $200,000 (or $235,000, in the case of the Chairman of the Audit Committee of the Board, Mr. Parkin, and $250,000 in the case of the Lead Independent Director, Mr. Fass), payable 50% in cash and 50% in restricted shares of the Company. The cash portion of the retainer is paid in equal, quarterly installments, and is prorated for partial years of Board service. Restricted share grants are typically made on or around the date of the annual meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant. Restricted share grants are also prorated for partial years of Board service, with the grant typically being made on the date that the director begins his or her Board service. All restricted share grants are made under the Omnibus Incentive Plan and the applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. The restricted shares vest quarterly, subject to the director’s continued Board service through each vesting date.
Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. Because we only pay compensation to independent directors, Messrs. Malloy and Targoff were not compensated for their services as directors and were omitted from the table below. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and Committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

Name	Fees earned or paid in cash ($)		Restricted Share Awards (1) (2) ($)	Option Awards ($)		Total ($)
Rafe de la Gueronniere	100,000		100,000	—		200,000
Joseph L. Dowling III	15,890	(5)	48,768	—		64,658
Steven E. Fass	125,000		125,000	—	(3)	250,000
Gretchen A. Hayes	100,000		100,000	—		200,000
Mary R. Hennessy	100,000		100,000	—	(4)	200,000
Neil McConachie (former Director)	50,000	(6)	50,000	—		100,000
Mark Parkin	117,500		117,500	—		235,000
Siddhartha Sankaran	39,674	(7)	72,873	—		112,547

(1)
The restricted shares were awarded to the independent directors on May 8, 2019, under our Omnibus Incentive Plan and vested or will vest on each of the following dates: July 31, 2019, October 31, 2019, January 31, 2020, and April 30, 2020. The Directors held the following unvested awards at December 31, 2019: Rafe de la Gueronniere 4,292, Joseph L. Dowling III 4,931, Steven E. Fass 5,365, Gretchen A. Hayes 4,292, Mary R. Hennessy 4,292, Neil McConachie 0, Mark Parkin 5,043 and Siddhartha Sankaran 4,805.

(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 16, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, which are hereby incorporated herein by reference.

(3)
As of December 31, 2019, Mr. Fass held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(4)
As of December 31, 2019, Ms. Hennessy held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(5)	Reflects prorated fees earned for November 4, 2019 to December 31, 2019.

(6)	Reflects prorated fees earned for January 1, 2019 to July 1, 2019.

(7)	Reflects prorated fees earned for August 8, 2019 to December 31, 2019.

Compensation Risk Assessment

In fiscal year 2019, the Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.
CEO Pay Ratio - 11.2 to 1.0

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. To identify our median employee we calculated an estimate of the annual total compensation for fiscal year 2019 of each of our employees employed as of December 31, 2019, in the same manner as the “Total Compensation” shown for our NEOs in the “Summary Compensation Table”, using the following elements:

•	salary received in fiscal year 2019;

•	annual incentive payment received for performance in fiscal year 2019;

•	grant date fair value of long term incentive awards granted in fiscal year 2019;

•	Company-paid contributions to retirement plans made during fiscal year 2019;

•	Company-paid personal tax preparation cost;

•	Company-paid tax reimbursements during fiscal year 2019; and

•	Company-paid transportation and housing during fiscal year 2019.
We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees; (ii) ranking the annual total compensation of all employees except for our CEO from lowest to highest (a list of 34 employees); and (iii) selecting the median employee based on the total compensation elements described above (“Median Employee”). Because we had an even number of employees, we have two median employees and have calculated the median of the annual total compensation of all employees of our Company (other than our CEO) based on the average annual total compensation of the two median employees (“Median Employee”).
During 2019, we had more than one CEO. For purposes of our CEO pay ratio, we have calculated the pay ratio based solely on the annual total compensation of Mr. Malloy, who was serving as our CEO on December 31, 2019, which is the date we have selected to identify our Median Employee.
For 2019, our last completed fiscal year:

•	the Median Employee’s annual total compensation was $384,748; and

•	the annual total compensation of our CEO, as reported in the “Summary Compensation Table” included elsewhere in this Proxy Statement, was 4,309,230.
Based on this information, for 2019 the reasonable estimated ratio of the annual total compensation of our CEO, to the median of the annual total compensation of all employees, calculated in a manner consistent with Item 402(u) of Regulation S-K, was 11.2 to 1.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES
The following table indicates information as of the date of this Proxy Statement regarding the beneficial ownership of the Company’s common shares by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of the Company’s common shares based on information contained in Schedules 13D or 13G;

•	each of the Company’s directors;

•	each of the NEOs; and

•	all of the Company’s directors and executive officers as a group.

The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws.

Information with respect to beneficial ownership has been furnished below for each director, executive officer, or beneficial owner of more than 5% of the Company’s common shares (based solely on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of April 8, 2020). Except as otherwise noted below, the address for each person listed on the table is c/o Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

	Shares Beneficially Owned
Name and Address	Number of Shares	Percentage of Class (1)
5% Shareholders
Daniel S. Loeb(2)	8,881,451	9.36%
BlackRock, Inc.(3)	12,286,057	12.95%
Vanguard Group Inc.(3)	7,975,863	8.41%
Dimensional Fund Advisors LP (3)	5,318,911	5.61%

Directors and Named Executive Officers
Joseph L. Dowling III	4,931	*
Steven E. Fass(4)	188,720	*
Rafe de la Gueronniere	53,205	*
Gretchen Hayes	16,075	*
Mary R. Hennessy(4)	78,629	*
Mark Parkin	62,515	*
Siddhartha Sankaran	32,208	*
Joshua L. Targoff	209,991	*
J. Robert Bredahl(5)	3,344,330	3.52%
Nicholas J. D. Campbell(6)	621,045	*
Christopher S. Coleman(7)	758,273	*
David E. Govrin(8)	233,597	*
Daniel V. Malloy(9)	2,436,452	2.57%
Janice R. Weidenborner (10)	186,087	*
All executive officers and directors as a group (16 individuals)(11)	8,474,487	8.93%

*	Represents beneficial ownership of less than 1%.

(1)	Based on an aggregate of 94,881,229 common shares (including restricted shares) issued and outstanding as of April 8, 2020.

(2)
Of these shares, the 2010 Loeb Family Trust owns 235,127 common shares, Third Point Advisors LLC owns 1,000,000 common shares, Third Point Opportunities Master Fund L.P. owns 1,200,000 common shares and the 2011 Loeb Family GST Trust owns 5,050,381 common shares.  Mr. Loeb has sole voting and dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, the 2011 Loeb Family GST Trust and Third Point Opportunities Master Fund L.P.  Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any.  Mr. Loeb’s address is c/o Third Point, LLC, 55 Hudson Yards, New York, NY.

(3)
Amounts indicated are based on Schedule 13G filings; in the case of BlackRock, Inc., made on February 3, 2020, in the case of Vanguard Group Inc., made on February 10, 2020 and in the case of Dimensional Fund Advisors LP made on February 12, 2020, in each case as of December 31, 2019.

(4)	Includes options to purchase 25,424 common shares.

(5)
Includes options to purchase 2,209,302 common shares and 383,779 common shares. Includes 173,642 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. All 173,642 restricted shares would vest if the maximum performance level is achieved (115,761 would vest at target and 0 at threshold). Also includes 30,107 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date. Also includes 547,500 of our common shares which are pledged as security; 200,000 of these common shares are held by the J. Robert Bredahl Irrevocable Insurance Trust. Mrs. Kimberly J. Bredahl, Mr. Bredahl’s wife, is the trustee of the J. Robert Bredahl Irrevocable Insurance Trust. Mr. Bredahl disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein, if any. Reflects only those shares, options and restricted shares known by the Company to be held by Mr. Bredahl as of May 9, 2019.

(6)
Includes options to purchase 348,836 common shares and 72,371 common shares. Includes 172,977 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 172,977 restricted shares would vest if the maximum performance level is achieved (115,318 would vest at target and 0 at threshold). Also includes 26,861 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(7)
Includes options to purchase 348,836 common shares and 143,453 common shares. Includes 232,195 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 232,195 restricted shares would vest if the maximum performance level is achieved (154,796 would vest at target and 0 at threshold). Also includes 33,789 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date. The common shares detailed above include 9,000 common shares held by Mr. Coleman’s wife. Mr. Coleman disclaims beneficial ownership of the shares held by his wife.

(8)
Includes 41,661 common shares. Includes 155,259 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 155,259 restricted shares would vest if the maximum performance level is achieved (103,506 would vest at target and 0 at threshold). Also includes 36,677 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(9)
Includes options to purchase 1,627,906 common shares and 395,663 common shares. Includes 357,177 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 357,177 restricted shares would vest if the maximum performance level is achieved (238,117 would vest at target and 0 at threshold). Also includes 55,706 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(10)
Includes 43,602 common shares. Includes 116,396 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 116,396 restricted shares would vest if the maximum performance level is achieved (77,598 would vest at target and 0 at threshold). Also includes 26,089 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(11)
Consists of options to purchase 4,585,728 common shares and 3,934,022 common shares (including 1,579,527 restricted shares subject to vesting) that are held by such executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a Related Person Transactions Policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, is required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transactions Policy is available on our website at: www.thirdpointre.com/investors/corporate-governance/governance-documents.

Related Person Transactions

The following is a description of certain relationships and transactions that existed or that we have entered into with our directors, major shareholders and certain other related persons since the beginning of 2016, as well as certain other transactions.
Joint Venture and Investment Management Agreements
On July 31, 2018, Third Point Re, Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Exempted Limited Partnership Agreement (the “2018 LPA”) of TP Fund with Third Point Advisors LLC (“TP GP”) and others, effective August 31, 2018. Pursuant to the investment management agreement between Third Point LLC and TP Fund, dated July 31, 2018, and as amended and restated on February 28, 2019 (the “TP Fund IMA”), Third Point LLC is the investment manager for TP Fund. In addition, on July 31, 2018, Third Point Re BDA and Third Point Re USA, together the “TPRE Limited Partners” and TP Fund executed a Subscription Agreement pursuant to which the TPRE Limited Partners transferred certain net investment assets and related liabilities from their separate accounts to TP Fund, and TP Fund issued limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash were not transferred to TP Fund but are also managed by Third Point LLC under a separate investment management agreement, as discussed below under “Collateral Assets IMA”.
On February 28, 2019, we entered into the Second Amended and Restated Exempted Limited Partnership Agreement of TP Fund (the “Amended LPA”), which amended and restated the 2018 LPA (as amended and restated by the Amended LPA, the “LPA”), with effect from January 1, 2019. See “Limited Partnership Agreement” below for further details on the updated terms as a result of the Amended LPA.
Limited Partnership Agreement
Term
The LPA has a term ending on December 31, 2021, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties in writing on or before the June 22 prior to the end of a term that it wishes to terminate such LPA at the end of such term.
Term and Termination Rights
The LPA shall continue until the first of the following events to occur: (1) at any time, upon the written consent of the TPRE Limited Partners and TP GP, (2) within sixty days of the dissolution, entry of an order for relief or filing of a bankruptcy petition withdrawal of TP GP, unless within such days a successor general partner is elected by a majority interest of the limited partners, or (3) subject to the foregoing, any other event causing the mandatory winding up and dissolution of the partnership under the laws of the Cayman Islands.
We may terminate the LPA upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.
Withdrawal Rights
Under the LPA, we may withdraw our capital accounts in TP Fund in full on December 31, 2021 (the “Withdrawal Date”), and each successive three-year anniversary of such date.
We may withdraw our capital accounts in TP Fund under the LPA prior to the Withdrawal Date at any time following the occurrence of a “Cause Event”, which is defined as:

•	a violation of applicable law relating to Third Point LLC’s investment related business;

•	Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the LPA;

•
a material breach by the TP Fund GP of the LPA or Third Point LLC of any material breach of the TP Fund IMA, which, in either case, if such breach is reasonably capable of being cured, is not cured within a 15-day period; a conviction or, a plea of guilty or nolo contendere to in the case of Daniel S. Loeb, a felony or a crime involving moral turpitude and, in the case of certain senior officers of Third Point LLC or the TP Fund GP, a felony or crime relating to or adversely affecting the investment-related business of the TP Fund GP or Third Point LLC;

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a conviction or, a plea of guilty or nolo contendere to a felony or a crime affecting the investment related business of Third Point LLC by certain senior officers of Third Point LLC or the TP Fund GP;

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any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct by or the TP Fund GP or Third Point LLC relating to the TP Fund GP or Third Point LLC’s investment related business; or

•
a formal administrative or other legal proceeding before the SEC, the U.S. Commodity Futures Trading Commission, the FINRA, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC; or certain key personnel which would likely have a material adverse effect on us.

Under the LPA, the TPRE Limited Partners will have the right to withdraw funds weekly from TP Fund to pay claims and expenses as needed, to meet capital adequacy requirements and to satisfy financing obligations.
In addition, we may withdraw as a participant under the LPA prior to the Withdrawal Date if the net investment performance of Third Point LLC has (a) (i) incurred a loss in two successive calendar years and (ii) underperformed the S&P 500 Index by at least 14 percentage points for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 14% or more during any 24-month period and (ii) underperformed the S&P 500 Index by at least 21 percentage points for such 24-month period. We may not withdraw or terminate the LPA on the basis of performance other than as provided above.
In addition, pursuant to the Amended LPA, TP GP shall notify us if Third Point LLC or its affiliates (either alone or together with a third party) form certain investment vehicles that pursue an investment strategy primarily comprised of debt or other credit-related investments (the “Permitted Funds”). The Amended LPA permits us to withdraw up to $250.0 million in 2019 and a separate $250.0 million during the period from January 1, 2020 through December 31, 2021 for the purpose of immediately investing such amounts in Permitted Funds.
Performance Allocation
Pursuant to the LPA, TP GP receives a performance fee allocation. Prior to the change in the Company’s investment account structure, the performance fee allocation was equal to 20% of the net investment income of the applicable company’s share of the net investment assets managed by Third Point LLC. As a result of the LPA effective August 31, 2018, the performance fee allocation is equal to 20% of the net investment income allocated to each limited partner’s capital account in TP Fund.

Prior to the change in the investment account structure described above, the performance fee accrued on net investment income was included in liabilities as a performance fee payable to related party during the period, unless funds were redeemed from the TPRE Limited Partners’ accounts, in which case, the proportionate share of performance fee associated with the redemption amount was earned and allocated to TP GP’s capital account and recorded as an increase in noncontrolling interests in related party. At the end of each year, the remaining portion of the performance fee payable that had not been included in noncontrolling interests in related party was earned and then allocated to TP GP’s capital account.

As a result of the 2018 LPA, the performance fee is included as part of “Investment in related party investment fund” on the Company’s consolidated balance sheet since the fees are charged at the TP Fund level.

The performance fee is subject to a loss carryforward provision pursuant to which TP GP is required to maintain a loss recovery account, which represents the sum of all prior period net loss amounts and not subsequently offset by prior year net profit amounts, and that is allocated to future profit amounts until the loss recovery account has returned to a positive balance. Until such time, no performance fees are payable, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals from TP Fund.

The Amended LPA preserves the loss carryforward attributable to our investment in TP Fund when contributions to TP Fund are made within nine months of certain types of withdrawals from TP Fund.
Management Fee
Pursuant to both the JV Agreements and the LPA, Third Point LLC is entitled to receive monthly management fees. Prior to the change in the Company’s investment account structure, management fees were calculated based on 1.5% of net investments managed by Third Point LLC. As a result of the 2018 LPA, management fees were charged at the TP Fund level and were calculated based on 1.5% of the investment in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Fund by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). The Amended LPA revised the management fee from 1.5% per annum to 1.25% per annum effective from January 1, 2019. Third Point LLC also serves as the investment manager for the Offshore Master Fund.
Most Favored Nation
In the event that Third Point LLC agrees terms with any existing or future investor wherein the asset-based fees or performance-based compensation that are equal to or more favorable to such investor, Third Point Re BDA and Third Point Re USA, will have the right to receive the benefit of such terms (provided it agrees to be bound by all the terms and conditions associated with such equal or more favorable terms).
Investment Guidelines
In accordance with the investment guidelines under the LPA, the underlying investment portfolio of TP Fund is managed on a basis that is substantially equivalent to Third Point Offshore Master Fund L.P., which is managed by Third Point LLC, but with increased exposures through the use of additional financial leverage. The leverage of TP Fund will be managed based on the terms of the LPA to generally target a “leverage factor” of (a) one and one half times (1.5x) for investments in liquid securities and (b) one time (1x) for investments in illiquid securities and ABS securities, in each case, as determined by TP GP in its sole discretion.
Under the LPA, TP GP is required to cause Third Point LLC to adhere to the following investment guidelines:

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Composition of Investments: at least 60% of the investment portfolio will be held in debt or equity securities (including swaps) of publicly traded companies (or their subsidiaries) and governments of the Organization of Economic Co-operation and Development (“OECD”) high income countries, asset-backed securities, cash, cash equivalents and gold and other precious metals.

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Concentration of Investments: other than cash, cash equivalents and U.S. government obligations, TP Fund’s total exposure to any one issuer or entity will constitute no more than 15% (multiplied by the exposure multiplier, the exposure multiplier will be computed by dividing the average of the daily investment exposure leverage of TP Fund by the average of the daily investment exposure leverage of Third Point Offshore Master Fund L.P.) of the investment portfolio’s total long exposure.

•
Liquidity: the portfolio of TP Fund will be invested in such fashion that the Company have a reasonable expectation that they can meet any of its liabilities as they become due. We review the liquidity of the portfolio on a periodic basis.

•	Net Exposure Limits: the net position (long positions less short positions) may not exceed 2 times net asset value for more than 10 trading days in any 30-trading day period.
Upon written request of Third Point LLC, our senior management may, in exigent circumstances, permit a variation from these guidelines.
See Note 9 , “Management and performance fees” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for detailed information on management and performance fees.

Collateral Assets IMA
On July 31, 2018, Third Point Re BDA and Third Point Re USA entered into the Collateral Assets Investment Management Agreement (the “2018 Collateral Assets IMA”) with Third Point LLC effective August 31, 2018, pursuant to which Third Point LLC serves as investment manager of certain collateral assets not transferred to TP Fund. The 2018 Collateral Assets IMA will continue in effect for so long as either Third Point Re BDA or Third Point Re USA remains a limited partner of TP Fund. The collateral assets are presented in the consolidated balance sheets within debt securities and restricted cash and are considered as part of total net investments managed by Third Point LLC.

On May 24, 2019, Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Collateral Assets Investment Management Agreement (the “Amended Collateral Assets IMA” and, together with the 2018 Collateral IMA, the “Collateral Assets IMA”) with Third Point LLC, effective May 24, 2019, pursuant to which, in addition to serving as the investment manager for the Company’s collateral assets, Third Point LLC will serve as investment manager of certain investment assets withdrawn from TP Fund. The Amended Collateral Assets IMA will continue in effect thereafter so long as either Third Point Re BDA or Third Point Re USA remains a limited partner of TP Fund. The Company entered into the Amended Collateral Assets IMA to provide for Third Point LLC's management of a substantial portion of the Company’s assets that were reallocated from TP Fund into cash, U.S. Treasuries and other fixed income investments.
The Collateral Assets IMA includes provisions limiting liability of Third Point LLC and its affiliates to specified circumstances and providing for indemnification by Third Point Re BDA and Third Point Re USA for certain losses incurred by Third Point LLC and its affiliates. Third Point Re BDA and Third Point Re USA will be responsible for any and all third party expenses incurred by them or on their behalf that are directly attributable to the management of the collateral assets, other than those borne by Third Point LLC. No asset based or performance-based compensation will be paid to Third Point LLC by Third Point Re BDA or Third Point Re USA under the Collateral Assets IMA.
Upon three business days’ prior written notice, Third Point Re BDA and Third Point Re USA may withdraw all or a portion of the collateral assets effective as of any calendar month end or on the close of business on each Wednesday during a month.
Management fees
Pursuant to both the JV Agreements and the LPA, Third Point LLC is entitled to receive monthly management fees. Prior to the change in the Company’s investment account structure, management fees were calculated based on 1.5%, of net investments managed by Third Point LLC. As a result of the Amended LPA effective January 1, 2019, management fees are charged at the TP Fund level and were calculated based on 1.25% of the investment in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Fund by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). Third Point LLC also serves as the investment manager for the Offshore Master Fund.
Performance fees
Pursuant to both the JV Agreements and the LPA, TP GP receives a performance fee allocation. Prior to the change in the Company’s investment account structure, the performance fee allocation was equal to 20% of the net investment income of the applicable company’s share of the net investment assets managed by Third Point LLC. As a result of the 2018 LPA effective August 31, 2018, the performance fee allocation is equal to 20% of the Company’s investment income in the related party investment fund.

The performance fee is subject to a loss carryforward provision pursuant to which TP GP is required to maintain a loss recovery account, which represents the sum of all prior period net loss amounts not subsequently offset by prior year net profit amounts, and that is allocated to future profit amounts until the loss recovery account has returned to a positive balance. Until such time, no performance fees are payable, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals from TP Fund. The Amended LPA preserves the loss carryforward attributable to our investment in TP Fund when contributions to TP Fund are made within nine months of certain types of withdrawals from TP Fund. During the year ended December 31, 2019, Third Point Re BDA and Third Point Re USA forfeited amounts under the Loss Recovery Account of $1.3 million and $1.3 million, respectively, as a result of net redemptions from TP Fund during the period. As of December 31, 2019, the Loss Recovery Account for Third Point Re BDA’s investment in TP Fund was $nil (December 31, 2018 - $46.8 million) and for Third Point Re USA’s investment in TP Fund was $0.5 million (December 31, 2018 - $3.8 million). These amounts have not been recorded in the Company’s consolidated balance sheets.
The total management and performance fees to related parties, including our share of fees paid in connection with our investment in TP Fund, for the years ended December 31, 2019, 2018 and 2017 were as follows:

	2019	2018	2017
Management fees - Third Point LLC	$—	$25,797	$36,733
Performance fees - Third Point Advisors LLC	—	4,048	93,978
Management and performance fees to related parties as reported in the Company’s consolidated statements of income (loss) (1)	—	29,845	130,711
Management and performance fees included in net investment income (loss) from investment in related party investment fund (before loss carryforward)	67,026	7,376	—
Performance fees - loss carryforward utilized	(47,470)	—	—
Total management and performance fees to related parties	$19,556	$37,221	$130,711
(1) For the year ended December 31, 2018, management and performance fees to related parties in the consolidated statements of income (loss) include activity in the separate accounts up to the date of change in the investment account structure. As a result of the 2018 LPA effective August 31, 2018, management and performance fees for the remainder of the year ended December 31, 2018 were presented within net investment income (loss) from investment in related party investment fund in the consolidated statements of income (loss).

Founders Agreement

Each of the Lead Investors, Dowling and PROL (or in each case, one of their affiliates) entered into a founders agreement dated December 22, 2011 with Third Point Re, which was amended and restated on February 26, 2015, to add Third Point Re USA as a party (as amended and restated, the “Founders Agreement”), pursuant to which Kelso, Pine Brook, PROL and Dowling (or its applicable affiliate) were entitled to receive in the aggregate, directly from each of Third Point Re and, Third Point LLC and, following the amendment and restatement of the Founders Agreement, Third Point Re USA, an annual founders payment (payable in cash monthly in advance) equal to 1.7% of the value of such participant’s capital account (the “Founders Payment”). The portion of the Founders Payment payable to each such party was proportionate based on its (or its affiliates’) respective investment in us accruing as of the beginning of each month, (the portion of the Founders Payment received by each such party, as applicable, the “Individual Founders Payment”). The final Founders Payment was made in January 2017.
In the event that Third Point LLC or an affiliate of Third Point LLC is no longer managing the assets of Third Point Re or Third Point Re USA through the separate accounts or otherwise, then for so long as Daniel S. Loeb still holds interests in Third Point Re or Third Point Re USA, Daniel S. Loeb shall have the right to participate pro-rata with the parties to the Founders Agreement in proportion to his interests in Third Point Re in any fee arrangement entered into between the parties to the Founders Agreement and any investment manager.
Registration Rights Agreement

On December 22, 2011, certain of our shareholders executed and delivered the registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to grant (A) each Founder at any time after the earlier of a Qualified IPO (as defined in the Registration Rights Agreement) and the third anniversary of the execution of the Registration Rights Agreement, the right to request that we effect the registration under the Securities Act of all or a portion of such Founder’s securities and (B) PROL at any time after a Qualified IPO, a one-time right to request that we effect the registration under the Securities Act of all or a portion of PROL’s securities that constitute “Registrable Securities” (as defined in the Registration Rights Agreement), in each of case (A) and (B) subject to limitations on the number and timing of demand registrations and the other restrictions and cutback provisions contained in the Registration Rights Agreement. PROL can currently exercise their demand rights at any time.
In addition, pursuant to the Registration Rights Agreement, we have granted all shareholders of “Registrable Securities” “piggyback” rights to include securities in a registration statement filed by us with the SEC under the Securities Act, subject to the restrictions and cutback provisions and other customary limitations contained in the Registration Rights Agreement.
In connection with the registration of our equity securities under the Securities Act, the investors party to the Registration Rights Agreement agree (in the case of Pine Brook, Kelso and Daniel S. Loeb), if requested by the managing underwriter) not to effect any sale or distribution or to request registration of any securities within 7 days prior and 90 days following (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or for such shorter period as the managing underwriter may agree) the effective date of the registration statement relating to such registration.
Lead Investors, and PROL and Dowling Warrants
On December 22, 2011, we issued the Lead Investors, PROL and Dowling (pro rata according to the proportion that their respective contributions to our initial capitalization represent to the total share of our initial capitalization by the Lead Investors and PROL) warrants representing the right to purchase up to 4,069,768 of our common shares, exercisable at $10.00 per share (the “Warrants”). The number of our common shares that each holder of the Warrants is entitled to receive corresponds to the aggregate amount of equity we raise in certain equity issuance transactions, including our initial public offering in August 2013. After giving effect to our initial public offering, the maximum number of common shares represented by the Warrants became issuable to the Lead Investors, PROL and Dowling or other permitted transferees.
The Warrants (subject in certain cases to earlier expiration) expire on the tenth anniversary of the issuance of the Warrants. All Warrants are entitled to customary anti-dilution protections (including in respect of dividends).
Trademark License Agreements

On December 22, 2011, Third Point LLC entered into trademark license agreements (each, a “TLA”) with each of Third Point Re BDA and the Company, respectively, pursuant to which Third Point LLC licensed to each of Third Point Re BDA and the Company, on a royalty free non-exclusive basis the name “Third Point”, the trade mark “Third Point” and the “Third Point” logo (collectively, the “Licensed Marks”) to be used in connection with their respective businesses. In addition to customary termination rights for the benefit of Third Point LLC, Third Point LLC has the right to terminate each TLA upon written notice to Third Point Re or the Company, as the case may be, in the event the Investment Management Agreements are terminated. The TLA provides that, for so long as Third Point LLC acts as the investment manager for the Account, Third Point LLC may not license the Licensed Marks to any entity, the principal business of which is reinsurance, without the prior written consent of the licensee.
On February 17, 2016, Third Point Re USA entered into a Joinder Agreement with Third Point LLC, and TPRUSA to extend the rights of the TLA to each of TPRUSA and Third Point Re USA.
Closing Letter Agreement

On December 22, 2011, Third Point LLC, Kelso, Pine Brook, TP GP and the Company entered into a letter agreement (the “Closing Letter Agreement”) setting forth certain covenants of Third Point LLC and the Company and certain indemnification arrangements as further described below.
Pursuant to the Closing Letter Agreement, Third Point LLC agreed not to manage more than a specified percentage of the assets of any offshore reinsurance company (other than Third Point Re BDA), the principal business of which is property and casualty reinsurance, without the prior written consent of each of the Lead Investors (not to be unreasonably withheld), with certain exceptions for investments by any such reinsurance company of its assets in any Managed Account.
In addition, Third Point LLC agreed that it will not raise incremental capital in its existing funds or any newly-created funds or vehicles that pursue the same investment strategy as that of Third Point Re BDA, to the extent that as a result of such incremental capital, the assets of Third Point Re BDA managed by Third Point LLC will be less than a specified percentage of the aggregate assets in Third Point Re and in such previously-described funds or vehicles to be reduced, prior to a Qualified IPO (as defined therein), pro-rata if less than $1 billion of equity capital is raised in the offering.
We have agreed that, from the date of the Closing Letter Agreement and until the Investment Management Agreements are terminated, we shall cause each of our direct and indirect subsidiaries to (i) become a participant for purposes of the Investment Management Agreements or (ii) enter with Third Point LLC into an agreement similar to the Investment Management Agreements pursuant to which Third Point LLC will act as Third Point LLC in respect of a percentage of such subsidiary’s investable assets equal to the percentage of investable assets invested by Third Point Re BDA in the Accounts.
Third Point LLC also agreed that, if at the time of an initial public offering, it was acting as the investment manager for the Accounts, it would cause its hedge funds not to be available for investment during the pendency of such offering.
Indemnification Agreements

We have agreed to indemnify and hold harmless the Founders and each of their respective affiliates, and the respective shareholders, members, managers, directors, officers, partners and employees, and agents of each Founder and/or its affiliates from and against, and shall reimburse each indemnified person for, any and all losses that at any time are imposed on, incurred by, and/or asserted against such indemnified person arising out of, relating to, and/or in connection with, the Agreement Among Members, we and/or our assets, business, and/or affairs; provided that such indemnified Person will not be entitled to indemnification for any losses to the extent it is determined by a final and binding judgment of a court of competent jurisdiction that such losses arise out of such indemnified person’s fraud, gross negligence, willful misconduct or a material breach of the Closing Letter Agreement. Any indemnification pursuant to the Closing Letter Agreement will be made only out of our assets and none of our members (including the Founders) or any other indemnified person will have any personal liability on account of such indemnification.
We have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in actions or proceedings, including actions by us or in our right, arising out of such person’s services as our director or executive officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our Company’s request.
Third Point Loan L.L.C. and Third Point Ventures LLC

Third Point Loan L.L.C. (“Loan LLC”) and Third Point Ventures LLC (“Ventures LLC” and, together with Loan LLC, “Nominees”) serve as nominees of the TP Fund and other affiliated investment management clients of Third Point LLC (the “Investment Manager”) for certain debt and private securities. The Nominees appointed the Investment Manager as its true and lawful agent and attorney.
See the Audited Financial Statements of TP Fund furnished as an Exhibit to our Annual Report on Form 10-K for information on the fair value of TP Fund’s investments in Loan LLC and Ventures LLC as of December 31, 2019.

TP Lux Holdco LP
The TP Fund has entered into a limited partnership agreement with TP Lux Holdco LP (the “Cayman HoldCo”), an affiliate of the Investment Manager. The Cayman HoldCo was formed as a limited partnership under the laws of the Cayman Islands and invests and held debt and equity interests in TP Lux HoldCo S.a.r.l, a Luxembourg private limited liability company (the “LuxCo”) established under the laws of the Grand-Duchy of Luxembourg, which was also an affiliate of the Investment Manager. LuxCo’s principal objective was to act as a collective investment vehicle to purchase certain European debt and equity investments. Certain debt and equity investments will be purchased by LuxCo and will be financed through the issuance of debt and equity instruments purchased by the Cayman HoldCo.

See the Audited Financial Statements of TP Fund furnished as an Exhibit to our Annual Report on Form 10-K for information on the fair value of TP Fund’s investment in the limited partnership as of December 31, 2019.

Third Point Hellenic Recovery US Feeder Fund, L.P.
The TP Fund is a limited partner in Third Point Hellenic Recovery US Feeder Fund, L.P. (the “Hellenic Fund”), which is an affiliate of the Investment Manager. The Hellenic Fund was formed as a limited partnership under the laws of the Cayman Islands on April 12, 2013 and invests and holds debt and equity interests in Greek Cypriot companies.
See the Audited Financial Statements of TP Fund furnished as an Exhibit to our Annual Report on Form 10-K for information on the fair value of TP Fund’s investment in the Hellenic Fund as of December 31, 2019.

TP DR Holdings LLC
The TP Fund holds an equity and debt investment in TP DR Holdings LLC (“TP DR”), which is an affiliate of the Investment Manager. In December 2016, TP DR was formed as a limited liability company under the laws of the Cayman Islands to invest and own 100% equity interest in DCA Holdings Six Ltd. and its wholly owned subsidiary group. TP DR’s principal objective is to own, develop and manage properties in the Dominican Republic. The Company invested in TP DR alongside other investment funds managed by the Investment Manager and third-party investors.
See the Audited Financial Statements of TP Fund furnished as an Exhibit to our Annual Report on Form 10-K for information on the fair value of TP Fund’s investment in TP DR as of December 31, 2019.
Cloudbreak II Cayman Ltd and TP Trading II LLC
The TP Fund holds an equity interest in Cloudbreak II Cayman Ltd, Cloudbreak II US LLC (collectively, the “Cloudbreak entities”) and TP Trading II LLC which are affiliates of the Investment Manager.  The Company invested in the Cloudbreak entities and TP Trading II LLC alongside other investment funds managed by the Investment Manager. These entities’ are invested in a structure whose primary purpose is to purchase consumer loans and warrants from a marketplace lending platform.
See the Audited Financial Statements of TP Fund furnished as an Exhibit to our Annual Report on Form 10-K for information on the fair value of for information on TP Fund’s investment through Cloudbreak II US LLC and TP Trading II LLC as of December 31, 2019.
Ventures Entities
The TP Fund holds equity interests in in Venture Two Holdings LLC, Venture Three Holdings LLC, Venture Four Holdings LLC, and sold out of equity interest in Venture Five Holdings LLC and Venture Six Holdings LLC (collectively, the “Ventures entities”), which were affiliates of the Investment Manager. The Company invested in the Ventures entities alongside other investment funds managed by the Investment Manager. The primary purpose of these entities is to make investments in direct commercial real estate, real estate debt and a publicly traded telecommunications company.
See the Audited Financial Statements of TP Fund attached our Annual Report on Form 10-K for information on the estimated fair value of TP Fund’s investment in the Ventures entities as of December 31, 2019.
Cloudbreak Aggregator LP
The TP Fund holds equity interests in Cloudbreak Aggregator LP, which was an affiliate of the Investment Manager. The Company invested in the Cloudbreak Aggregator LP alongside other investment funds managed by the Investment Manager. The primary purpose of this entity was to invest in Far Point LLC, the sponsor of Far Point Acquisition Corporation “FPAC”.  FPAC is a NYSE listed special acquisition corporation.
See the Audited Financial Statements of TP Fund attached our Annual Report on Form 10-K for information on the estimated fair value of TP Fund’s investments in the Cloudbreak Aggregator LP as of December 31, 2019.

CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS

Under our Bye-law 6.1, the Boards of Directors of any of our subsidiaries that are not a corporation organized under the laws of the U.S. or any state (or limited liability company organized under the laws of the U.S. or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (together, the “Designated Companies”), must consist of persons who have been elected by our shareholders as designated company directors (“Designated Company Directors”). The Board of Directors must seek authority from the Company’s shareholders for the Company’s corporate representative or proxy to vote in favor of most resolutions proposed by the Designated Company. The Board is required to cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company.

The persons named below have been nominated to serve as Designated Company Directors of each Designated Company specified below until the next annual general meeting of the shareholders. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

Subsidiary	Designated Company Directors
Third Point Reinsurance Company Ltd.	Christopher S. Coleman Daniel V. Malloy Janice R. Weidenborner
Third Point Re Marketing (UK) Limited	Christopher S. Coleman Clare J. Himmer Daniel V. Malloy
Third Point Re (UK) Holdings Ltd.	Christopher S. Coleman Daniel V. Malloy
Clare J. Himmer, 49. Ms. Himmer is the Marketing Director of Third Point Re Marketing (UK) Limited and has served in this position since June 2013. Prior to joining Third Point Re Marketing (UK) Limited in June 2013 Ms. Himmer was the Senior Vice President - International Treaty Reinsurance at Allied World Assurance Company, Ltd., from 2003 to 2011. Prior to joining Allied World Assurance Company, Ltd., Ms. Himmer was Senior Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1999 - 2003 and Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1995 -1999. Prior to joining Hannover Re, Ms. Himmer was Assistant Underwriter and Marketing Officer at Munich Re, London, UK.
The biographical information for each of Christopher S. Coleman, Daniel V. Malloy and Janice R. Weidenborner is included under the heading “Executive Officers” of this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

TO ELECT ONE CLASS I DIRECTOR TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2023 OR UNTIL HER OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS.

Ms. Hayes has been nominated for election as a Class I director to serve until the annual general meeting of shareholders to be held in 2023, or until her office shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the director nominee named above. The Board has proposed and recommended that the nominee be elected to hold office as described above.

If the nominee shall, prior to the Annual General Meeting, become unavailable for election as a director the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The director will be elected by a plurality of the votes cast in the election of director at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the nominee who receives the largest number of “FOR” votes cast will be elected as a director. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”.

Nominee

The age, business experience and directorships in other companies of the nominee for election are set forth herein under the heading “Information Regarding the Nominee for Election to the Board of Directors”.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE NOMINEE TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES
TO ELECT CERTAIN INDIVIDUALS AS DESIGNATED COMPANY DIRECTORS OF CERTAIN OF OUR NON-U.S. SUBSIDIARIES, AS REQUIRED BY OUR BYE-LAWS.
The following individuals have been nominated for election as Designated Company Directors (as defined in this Proxy Statement) of the non-U.S. Subsidiaries noted below:
Third Point Reinsurance Company Ltd.
Christopher S. Coleman, Daniel V. Malloy, and Janice R. Weidenborner
Third Point Re Marketing (UK) Limited
Christopher S. Coleman, Clare J. Himmer and Daniel V. Malloy
Third Point Re (UK) Holdings Ltd.
Christopher S. Coleman and Daniel V. Malloy
Each Designated Company Director will hold office for a one-year term that will expire at the annual general meeting to be held in 2021 or, alternatively, when their respective successors have been duly elected. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the Designated Company Director nominees named above.
If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a Designated Company Director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the election of the Designated Company Directors at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Election of the Designated Company Directors at the Annual General Meeting will be decided by a simple-majority of votes cast.
Nominees

The age, business experience and directorships in other companies for Clare J. Himmer is set forth in this Proxy Statement under the heading “Certain Subsidiaries - Designated Company Directors”. The biographical information, business experience and directorships in other companies for each of Christopher S. Coleman, Daniel V. Malloy and Janice R. Weidenborner is included under the heading “Executive Officers” of this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS.

PROPOSAL NO. 3
APPOINTMENT OF INDEPENDENT AUDITOR
TO APPOINT ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2021, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
The Board proposes and recommends that the shareholders appoint the firm of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2021. Ernst & Young Ltd. has served as our independent auditor from the inception of Third Point Re in December 2011 to present. A representative of Ernst & Young Ltd. will attend the Annual General Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the appointment of Ernst & Young Ltd. at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The appointment of Ernst & Young Ltd. at the Annual General Meeting will be decided by a simple-majority of votes cast.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2021, AND TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Third Point Re shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or Third Point Reinsurance Ltd. Direct your written request to Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 542-3300. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS

Neither the Board of Directors nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

In order to submit shareholder proposals for the 2021 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Company Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than December 28, 2020.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than February 12, 2021 and no later than March 14, 2021. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Company Secretary.

Other than the three proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the Proxy Card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

THIRD POINT RE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by phone must be received by 5:00 p.m., Atlantic Daylight Time, on June 11, 2020.

Online
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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2020 Annual General Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominee listed and FOR Proposals 2 and 3.

	For	Withhold
01 - Gretchen A. Hayes (Class I)	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2020 Annual General Meeting Admission Ticket

2020 Annual General Meeting of Third Point Reinsurance Ltd. Shareholders
Friday, June 12, 2020, at 10:00 a.m., Atlantic Daylight Time
Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda
Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders.
The material is available at: www.edocumentview.com/TPRE.

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TPRE.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Third Point Reinsurance Ltd.

Notice of 2020 Annual General Meeting of Shareholders

Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda
Proxy Solicited by Board of Directors for Annual General Meeting - Friday, June 12, 2020

Daniel V. Malloy III, Christopher S. Coleman and Janice R. Weidenborner, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Shareholders of Third Point Reinsurance Ltd. to be held on Friday, June 12, 2020, at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda at 10:00 a.m. Atlantic Daylight Time, and at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominee and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual General Meeting. ☐